Exhibit 99.8

PRO FORMA VALUATION UPDATE REPORT

CAPITOL FEDERAL FINANCIAL, INC.
Topeka, Kansas

PROPOSED HOLDING COMPANY FOR:
CAPITOL FEDERAL SAVINGS BANK
Topeka, Kansas

Dated As Of:
August 30, 2010

Prepared By:

RP® Financial, LC.
1100 North Glebe Road
Suite 1100
Arlington, Virginia  22201

RP® FINANCIAL, LC.
Serving the Financial Services Industry Since 1988

                                                        August 30, 2010

Boards of Directors
Capitol Federal Savings Bank MHC
Capitol Federal Financial
Capitol Federal Savings Bank
700 Kansas Avenue
Topeka, Kansas  66603

Members of the Boards of Directors:

We have completed and hereby provide an updated appraisal of the estimated pro forma market value of the common stock which is to be issued in connection with the mutual-to-stock conversion described below.

This updated appraisal is furnished pursuant to the conversion regulations promulgated by the Office of Thrift Supervision (“OTS”).  Specifically, this appraisal has been prepared in accordance with the “Guidelines for Appraisal Reports for the Valuation of Savings and Loan Associations Converting from Mutual to Stock Form of Organization” as set forth by the OTS, and applicable regulatory interpretations thereof.   Our original appraisal report, dated May 28, 2010 (the “Original Appraisal”), and previous appraisal update report, dated August 13, 2010 (the “First Update”), are incorporated herein by reference.  As in the preparation of our Original Appraisal and First Update, we believe the data and information used herein is reliable; however, we cannot guarantee the accuracy and completeness of such information.

On May 5, 2010, the respective Boards of Directors of Capitol Federal Savings Bank MHC (the “MHC”) and Capitol Federal Financial (“CFFN”) adopted a Plan of Conversion and Reorganization (the “Plan of Conversion”) whereby the MHC will convert to stock form.  As a result of the conversion, CFFN, which currently owns all of the issued and outstanding common stock of the Capitol Federal Savings Bank, Topeka, Kansas (the “Bank”) will be succeed by a Maryland corporation with the name of Capitol Federal Financial, Inc. (“Capitol Federal Financial” or the “Company”).  Following the conversion, the MHC will no longer exist.  For purposes of this document, the existing consolidated entity will hereinafter be referred to as Capitol Federal Financial or the Company.  As of June 30, 2010, the MHC had a majority ownership interest in, and its principal asset consisted of, approximately 70.54% of the common stock (the “MHC Shares”) of Capitol Federal Financial.  The remaining 29.46% of Capitol Federal Financial’s common stock is owned by public stockholders.

Washington Headquarters
Three Ballston Plaza	Telephone: (703) 528-1700
1100 North Glebe Road, Suite 1100	Fax No.: (703) 528-1788
Arlington, VA 22201	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com

Board of Directors
August 30, 2010

It is our understanding that Capitol Federal Financial has offered its stock, representing the majority ownership interest held by the MHC, in a subscription offering to Eligible Account Holders, Tax-Qualified Employee Stock Benefit Plans, including the Bank’s employee stock ownership plans (the “ESOP”), Supplemental Eligible Account Holders and Other Members, as such terms are defined for purposes of applicable federal regulatory requirements governing mutual-to-stock conversions.  The stock has also been offered to the public at large in a community offering and a syndicated offering.  Upon completing the mutual-to-stock conversion and stock offering (the “second-step conversion”), the Company will be 100% owned by public shareholders, the publicly-held shares of CFFN will be exchanged for shares in the Company at a ratio that retains their ownership interest at the time the conversion is completed and the MHC assets will be consolidated with the Company.

The Appraisal is based on Capitol Federal Financial’s representation that the information contained in the regulatory applications and additional information furnished to us by Capitol Federal Financial and its legal counsel and other authorized agents are truthful, accurate and complete.  We did not independently verify the financial statements and other information provided by Capitol Federal Financial, or its legal counsel and other authorized agents nor did we independently value the assets or liabilities of Capitol Federal Financial.  The valuation considers Capitol Federal Financial only as a going concern and should not be considered as an indication of Capitol Federal Financial’s liquidation value.

Our appraised value is predicated on a continuation of the current operating environment for Capitol Federal Financial and for all thrifts and their holding companies.  Changes in the local, state and national economy, the legislative and regulatory environment for financial institutions and mutual holding companies, the stock market, interest rates, and other external forces (such as natural disasters or significant world events) may occur from time to time, often with great unpredictability and may materially impact the value of thrift stocks as a whole or the value of Capitol Federal Financial’s’ stock alone.  It is our understanding that there are no current plans for selling control of Capitol Federal Financial following completion of the second-step conversion.  To the extent that such factors can be foreseen, they have been factored into our analysis.

The estimated pro forma market value is defined as the price at which Capitol Federal Financial’s common stock, immediately upon completion of the second-step stock offering, would change hands between a willing buyer and a willing seller, neither being under any compulsion to buy or sell and both having reasonable knowledge of relevant facts.

Board of Directors
August 30, 2010

Our valuation is not intended, and must not be construed, as a recommendation of any kind as to the advisability of purchasing shares of the common stock.  Moreover, because such valuation is necessarily based upon estimates and projections of a number of matters, all of which are subject to change from time to time, no assurance can be given that persons who purchase shares of common stock in the conversion will thereafter be able to buy or sell such shares at prices related to the foregoing valuation of the pro forma market value thereof.  RP Financial is not a seller of securities within the meaning of any federal and state securities laws and any report prepared by RP Financial shall not be used as an offer or solicitation with respect to the purchase or sale of any securities.  RP Financial maintains a policy which prohibits the company, its principals or employees from purchasing stock of its client institutions.

This updated appraisal reflects the following noteworthy items:  (1) a review of recent developments in Capitol Federal Financial’s financial condition, including financial data through June 30, 2010; (2) an updated comparison of Capitol Federal Financial’s financial condition and operating results versus the Peer Group companies identified in the Original Appraisal; (3) a review of stock market conditions since the date of the First Update; and (4) the results of Capitol Federal Financial’s subscription, community  and syndicated offerings.

Discussion of Relevant Considerations

1.       Financial Results

Table 1 presents summary balance sheet and income statement details for the twelve months ended March 31, 2010 and updated financial information through June 30, 2010.  Capitol Federal Financial’s assets increased by $57.9 million or 0.7% from March 31, 2010 to June 30, 2010.  Cash and investment securities accounted for most of the Company’s asset growth during the quarter, which was partially offset by decreases in mortgage-backed securities and loans receivable.  Overall, Capitol Federal Financial’s cash and investments (inclusive of FHLB stock) increased from $1.166 billion or 13.7% of assets at March 31, 2010 to $1.415 billion or 16.6% of assets at June 30, 2010.  Loans receivable decreased from $5.380 billion or 63.4% of assets at March 31, 2010 to $5.316 billion or 62.2% of assets at June 30, 2010, while over the same time period mortgage-backed securities decreased from $1.757 billion or 20.7% of assets to $1.620 billion or 19.0% of assets.  The balance of bank-owned life insurance (“BOLI”) increased nominally during the quarter and remained at 0.6% of assets.

Updated credit quality measures showed little change during the quarter ended June 30, 2010. Non-accruing loans decreased from $34.0 million at March 31, 2010 to $33.3 million at June 30, 2010, while real estate owned increased from $6.9 million at March 31, 2010 to $7.2 million at June 30, 2010.  Overall, non-performing assets decreased from $40.9 million or 0.48% of assets at March 31, 2010 to $40.3 million or 0.47% of assets at June 30, 2010.

Board of Directors
August 30, 2010

Table 1
Capitol Federal Financial
Recent Financial Data

	At March 31, 2010		At June 30, 2010
	Amount	Assets	Amount	Assets
	($000)	(%)	($000)	(%)
Balance Sheet Data
Total assets	$8,485,465	100.0%	$8,543,357	100.0%
Cash, cash equivalents	60,735	0.7	75,886	0.9
Investment securities	970,431	11.4	1,203,064	14.1
Mortgage-backed securities	1,757,310	20.7	1,620,623	19.0
Loans receivable, net	5,380,852	63.4	5,316,172	62.2
FHLB stock	135,050	1.6	136,055	1.6
Bank-owned life insurance	54,000	0.6	54,350	0.6
Deposits	4,319,066	50.9	4,373,844	51.2
Borrowings	3,109,451	36.6	3,110,246	36.4
Total equity	946,073	11.2	960,000	11.2

	12 Months Ended		12 Months Ended
	March 31, 2010		June 30, 2010
	Amount	Avg. Assets	Amount	Avg. Assets
	($000)	(%)	($000)	(%)
Summary Income Statement
Interest income	$395,772	4.73%	$384,179	4.56%
Interest expense	(218,673)	(2.61)	(212,115)	(2.52)
Net interest income	177,099	2.11	172,064	2.04
Provisions for loan losses	(10,050)	(0.12)	(8,754)	(0.10)
Net interest income after provis.	167,049	2.00	163,310	1.94

Non-interest operating income	26,435	0.32	26,575	0.31
Gain on sale of securities/loans	8,248	0.10	7,591	0.09
Non-interest operating expense	(95,288)	(1.14)	(89,462)	(1.06)
Income (loss) before income taxes	106,444	1.27	108,014	1.28
Income taxes	(38,495)	(0.46)	(38,783)	(0.46)
Net income	$67,949	0.81%	$69,231	0.82%

Sources:	Capitol Federal Financial’s prospectus, audited and unaudited financial statements, and RP Financial calculations.

Board of Directors
August 30, 2010

Asset growth was primarily funded by deposit growth during the quarter ended June 30, 2010.  Total deposits increased from $4.319 billion or 50.9% of assets at March 31, 2010 to $4.374 billion or 51.2% of assets at June 30, 2010, while borrowings increased nominally from $3.109 billion or 36.6% of assets at March 31, 2010 to $3.110 billion or 36.4% of assets at June 30, 2010.  The composition of borrowings at June 30, 2010 consisted of $2.4 billion of FHLB advances, $660,000 million of repurchase agreements and $53.6 million of trust preferred debt, which was substantially unchanged from the Company’s composition of borrowings at March 31, 2010.  Capitol Federal Financial’s equity increased by $13.9 million during the quarter, which was mostly attributable to retention of earnings and, to a lesser extent, an increase in the net unrealized gain maintained on available for sale investment securities.  Equity growth kept pace with asset growth, as the Company’s equity-to-assets ratio equaled 11.2% at March 31, 2010 and at June 30, 2010.

Capitol Federal Financial’s operating results for the twelve months ended March 31, 2010 and June 30, 2010 are also set forth in Table 1.  The Company’s reported earnings increased from $67.9 million or 0.81% of average assets for the twelve months ended March 31, 2010 to $69.2 million or 0.82% of average assets for the twelve months ended June 30, 2010.  The increase in earnings was largely due to a decrease in operating expenses.

Capitol Federal Financial’s net interest income decreased from $177.1 million during the twelve months ended March 31, 2010 to $172.1 million during the most recent twelve month period, which served to decrease the net interest income to average assets ratio from 2.11% during the twelve months ended March 31, 2010 to 2.04% during the twelve months ended June 30, 2010.  The decrease in the net interest income ratio was reflective of a narrower yield-cost spread for the quarter ended June  30, 2010 compared to the year ago quarter, which was due to a larger reduction in the weighted average yield on interest-earning assets relative to the weighted average rate paid on interest-bearing liabilities.  The more significant reduction in interest-earning asset yields was in part related to a shift in the Company’s interest-earning asset composition towards a higher concentration of lower yielding cash and investments.  Overall, the Company’s interest rate spread decreased from 1.93% during the quarter ended June 30, 2009 to 1.70% during the quarter ended June 30, 2010.

Operating expenses were $5.8 million lower during the most recent twelve month period, decreasing as a percent of average assets from 1.14% during the twelve months ended March 31, 2010 to 1.06% during the twelve months ended June 30, 2010.  The decrease in operating expenses was mostly related to a decrease in FDIC insurance premiums, which was mostly related to the FDIC’s industry-wide special five basis assessment recorded in the quarter ended June 30, 2009.  Overall, Capitol Federal Financial’s updated ratios for net interest income and operating expenses provided for a slightly more favorable expense coverage ratio, (net interest income divided by operating expenses), as the expense coverage ratio increased from 1.85x for the twelve months ended March 31, 2010 to 1.92x  for the twelve month ended June 30, 2010.

Board of Directors
August 30, 2010

Non-interest operating income was substantially unchanged in the Company’s updated earnings, equaling 0.32% and 0.31% of average assets for the twelve month ended March 31, 2010 and June 30, 2010, respectively.  Overall, when factoring non-interest operating income into core earnings, the Company’s updated efficiency ratio of 45.1% (operating expenses, net of goodwill amortization, as a percent of net interest income and non-interest operating income) was slightly more favorable compared to its 46.9% efficiency ratio recorded for the twelve months ended March 31, 2010.

Non-operating income remained a minor factor in the Company’s updated earnings, with gains and losses on the sale of securities and loans remaining the only non-operating items recorded in the Company’s updated earnings.  Overall, net non-operating income equaled 0.10% and 0.09 of average assets for the twelve months ended March 31, 2010 and June 30, 2010, respectively.

Loan loss provisions were down slightly during the most recent twelve month period, decreasing from 0.12% of average assets for the twelve months ended March 31, 2010 to 0.10% of average assets for the twelve months ended June 30, 2010.  As of June 30, 2010, the Company maintained valuation allowances of $15.7 million, equal to 0.29% of net loans receivable and 47.25% of non-performing loans.

Income taxes remained constant as a percent of average assets, equaling 0.46% of average assets for both periods shown in Table 1.  The Company’s effective tax rate equaled 36.16% during the twelve months ended March 31, 2010 compared to 35.91% during the twelve months ended June 30, 2010.  As set forth in the Original Appraisal and First Update, the Company’s marginal effective statutory tax rate approximates 38.32%.

2.       Peer Group Financial Comparisons

Tables 2 and 3 present the financial characteristics and operating results for Capitol Federal Financial, the Peer Group and all publicly-traded thrifts.  The Company’s and the Peer Group’s ratios are based on financial results through June 30, 2010.  NewAlliance Bancshares of Connecticut, which was one of the Peer Group companies identified in the Original Appraisal, is the subject of an announced acquisition by First Niagara Financial Group of New York and, therefore, has been eliminated from the Peer Group.

In general, the comparative balance sheet ratios for the Company and the Peer Group did not vary significantly from the ratios exhibited in the Original Appraisal. Consistent with the Original Appraisal, the Company’s updated interest-earning asset compositions continued to reflect a higher concentration of cash and investments and a lower concentration of loans relative to the updated ratios for the Peer Group.  Overall, the Company’s updated interest-earning assets amounted to 97.7% of assets, which remained above the comparable Peer Group ratio of 94.0%.  The Company’s non-interest earning assets included BOLI equal to 0.6% of assets, while the Peer Group’s non-interest earning assets included goodwill and intangibles equal to 1.7% of assets and BOLI equal to 0.8% of assets.

Board of Directors
August 30, 2010

Table 2
Balance Sheet Composition and Growth Rates
Comparable Institution Analysis
As of June 30, 2010

		Balance Sheet as a Percent of Assets										Balance Sheet Annual Growth Rates							Regulatory Capital
		Cash & Equivalents	MBS & Invest	BOLI	Loans	Deposits	Borrowed Funds	Subd. Debt	Net Worth	Goodwill & Intang	Tng Net Worth	Assets	MBS, Cash & Investments	Loans	Deposits	Borrows. &Subdebt	Net Worth	Tng Net Worth	Tangible	Core	Reg.Cap.

Capitol Federal Financial
June 30, 2010		0.9%	34.6%	0.6%	62.2%	51.2%	36.4%	0.0%	11.2%	0.0%	11.2%	2.69%	15.45%	-4.07%	4.76%	-0.46%	4.05%	4.05%	9.70%	9.70%	23.54%

All Public Companies
Averages		5.9%	20.5%	1.4%	67.2%	72.3%	14.2%	0.5%	11.7%	0.9%	10.9%	4.44%	14.82%	1.12%	8.49%	-14.36%	2.36%	2.14%	10.94%	10.88%	18.23%
Medians		4.6%	18.4%	1.4%	68.6%	73.4%	12.6%	0.0%	10.3%	0.0%	9.4%	2.32%	7.69%	-0.76%	5.64%	-12.33%	1.97%	1.49%	9.54%	9.54%	15.71%

Comparable Group
Averages		4.6%	22.1%	0.8%	67.3%	69.2%	17.7%	0.6%	11.4%	1.7%	9.7%	7.46%	9.42%	4.23%	12.51%	-4.30%	10.78%	9.84%	11.63%	11.63%	17.49%
Medians		3.9%	18.6%	1.2%	67.5%	66.2%	17.8%	0.1%	11.5%	1.3%	8.9%	4.64%	6.44%	1.18%	6.40%	-0.11%	10.50%	11.00%	9.85%	9.85%	16.70%

Comparable Group
BKMU	Bank Mutual Corp. of WI	4.6%	47.1%	1.6%	41.2%	60.4%	26.0%	0.0%	11.5%	1.5%	9.9%	1.02%	15.43%	-13.34%	1.59%	-0.11%	-0.69%	-0.68%	9.85%	9.85%	21.84%
BRKL	Brookline Bancorp, Inc. of MA	3.3%	12.9%	0.0%	80.5%	64.0%	16.5%	0.0%	18.6%	1.7%	16.9%	0.69%	-2.00%	1.18%	13.44%	-30.14%	1.46%	1.92%	15.60%	15.60%	NA
DNBK	Danvers Bancorp, Inc. of MA	3.9%	25.3%	1.3%	64.7%	76.4%	9.8%	1.2%	11.6%	1.3%	10.3%	39.94%	33.50%	38.96%	48.67%	3.92%	30.54%	15.60%	NA	NA	16.70%
DCOM	Dime Community Bancshares of NY	5.1%	6.9%	1.2%	83.0%	58.8%	29.3%	1.7%	7.6%	1.3%	6.2%	4.38%	-11.22%	6.71%	6.40%	-0.05%	11.02%	13.71%	NA	NA	NA
FFCH	First Financial Holdings Inc. of SC	1.9%	14.5%	0.0%	75.8%	73.6%	14.4%	1.4%	9.7%	1.2%	8.6%	-7.84%	-22.19%	-5.76%	4.56%	-42.44%	10.50%	11.00%	NA	NA	NA
FFIC	Flushing Financial Corp. of NY	0.7%	18.6%	1.7%	76.7%	68.3%	21.4%	0.8%	8.9%	0.4%	8.5%	4.64%	0.30%	5.77%	8.38%	-9.45%	21.65%	23.16%	NA	NA	NA
PBNY	Provident NY Bancorp, Inc. of NY	1.4%	31.8%	1.7%	56.6%	66.2%	17.8%	0.0%	14.5%	5.6%	8.9%	4.93%	15.69%	-0.62%	4.70%	7.92%	1.98%	4.04%	9.44%	9.44%	NA
TRST	TrustCo Bank Corp. NY of NY	14.2%	23.3%	0.0%	59.8%	89.8%	3.0%	0.0%	6.7%	0.0%	6.7%	6.81%	6.44%	6.50%	6.26%	36.33%	7.16%	7.18%	NA	NA	13.94%
WFSL	Washington Federal, Inc. of WA (1)	6.7%	18.3%	0.0%	67.5%	65.0%	20.8%	0.1%	13.2%	1.9%	11.3%	12.56%	48.78%	-1.29%	18.62%	-4.70%	13.41%	12.60%	NA	NA	NA

(1)  Financial information is for the quarter ending March 31, 2010.

Source:  SNL Financial, LC. and RP® Financial, LC. calculations.  The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP® Financial, LC.

Board of Directors
August 30, 2010

Table 3
Income as Percent of Average Assets and Yields, Costs, Spreads
Comparable Institution Analysis
For the 12 Months Ended June 30, 2010

			Net Interest Income					Other Income				G&A/Other Exp.		Non-Op. Items		Yields, Costs, and Spreads
						Loss	NII				Total								MEMO:	MEMO:
		Net				Provis.	After	Loan	R.E.	Other	Other	G&A	Goodwill	Net	Extrao.	Yield	Cost	Yld-Cost	Assets/	Effective
		Income	Income	Expense	NII	on IEA	Provis.	Fees	Oper.	Income	Income	Expense	Amort.	Gains	Items	On Assets	Of Funds	Spread	FTE Emp.	Tax Rate

Capitol Federal Financial
June 30, 2010		0.82%	4.56%	2.52%	2.04%	0.10%	1.94%	0.00%	0.00%	0.31%	0.31%	1.06%	0.00%	0.09%	0.00%	4.68%	2.88%	1.80%	$12,346	35.91%

All Public Companies
Averages		-0.07%	4.74%	1.74%	2.99%	0.95%	2.04%	0.03%	-0.07%	0.77%	0.73%	2.77%	0.05%	0.03%	0.01%	5.07%	2.00%	3.06%	$5,919	32.57%
Medians		0.27%	4.79%	1.74%	3.04%	0.53%	2.37%	0.00%	-0.01%	0.56%	0.51%	2.64%	0.00%	0.04%	0.00%	5.06%	2.00%	3.13%	$4,868	32.49%

Comparable Group
Averages		0.51%	4.87%	1.76%	3.11%	0.94%	2.17%	0.03%	-0.07%	0.70%	0.66%	2.19%	0.03%	0.03%	0.00%	5.16%	2.02%	3.14%	$8,045	29.29%
Medians		0.71%	5.06%	1.68%	3.16%	0.48%	2.74%	0.01%	-0.01%	0.66%	0.56%	2.02%	0.02%	0.07%	0.00%	5.23%	1.99%	3.24%	$6,799	36.49%

Comparable Group
BKMU	Bank Mutual Corp. of WI	0.16%	3.79%	2.14%	1.65%	0.52%	1.12%	0.02%	-0.10%	0.66%	0.58%	2.02%	0.01%	0.55%	0.00%	4.09%	2.49%	1.61%	$4,546	30.24%
BRKL	Brookline Bancorp, Inc. of MA	0.96%	5.06%	1.60%	3.46%	0.27%	3.19%	0.00%	0.00%	0.05%	0.05%	1.68%	0.05%	0.09%	0.00%	5.23%	1.99%	3.24%	$11,317	40.40%
DNBK	Danvers Bancorp, Inc. of MA	0.58%	4.89%	1.52%	3.37%	0.25%	3.11%	0.01%	-0.04%	0.48%	0.45%	2.89%	0.07%	0.07%	0.00%	5.18%	1.75%	3.43%	$6,799	14.29%
DCOM	Dime Community Bancshares of NY	0.89%	5.29%	2.13%	3.16%	0.39%	2.77%	0.00%	-0.01%	0.23%	0.22%	1.51%	0.00%	-0.04%	0.00%	5.57%	2.38%	3.19%	$10,475	38.14%
FFCH	First Financial Holdings Inc. of SC	-1.07%	5.42%	1.67%	3.75%	3.73%	0.02%	0.10%	-0.01%	1.82%	1.91%	3.53%	0.02%	-0.12%	0.00%	5.86%	1.88%	3.98%	$3,250	40.58%
FFIC	Flushing Financial Corp. of NY	0.71%	5.51%	2.47%	3.04%	0.48%	2.56%	0.08%	0.00%	0.21%	0.30%	1.59%	0.01%	-0.10%	0.00%	5.75%	2.73%	3.02%	$12,769	38.31%
PBNY	Provident NY Bancorp, Inc. of NY	0.69%	4.12%	0.97%	3.15%	0.42%	2.74%	0.00%	0.00%	0.68%	0.68%	2.70%	0.07%	0.23%	0.00%	4.59%	1.15%	3.43%	$5,529	24.11%
TRST	TrustCo Bank Corp. NY of NY	0.82%	4.47%	1.11%	3.35%	0.50%	2.86%	0.00%	-0.12%	0.68%	0.56%	2.21%	0.00%	0.09%	0.00%	4.59%	1.20%	3.39%	$5,231	36.49%
WFSL	Washington Federal, Inc. of WA (1)	0.83%	5.27%	2.24%	3.03%	1.87%	1.16%	0.07%	-0.34%	1.47%	1.20%	1.60%	0.01%	-0.55%	0.00%	5.58%	2.59%	2.99%	$12,491	1.01%

(1)  Financial information is for the quarter ending March 31, 2010.

Source:  SNL Financial, LC. and RP® Financial, LC. calculations.  The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP® Financial, LC.

Board of Directors
August 30, 2010

The updated mix of deposits and borrowings maintained by Capitol Federal Financial and the Peer Group also did not change significantly from the Original Appraisal.  Capitol Federal Financial’s funding composition continued to reflect a lower concentration of deposits and a higher concentration of borrowings relative to the comparable ratios for the Peer Group.  Updated interest-bearing liabilities-to-assets ratios equaled 87.6% and 87.5% for the Company and the Peer Group, respectively.  Capitol Federal Financial posted an updated tangible equity-to-assets ratio of 11.2%, versus the Peer Group’s ratio of 9.7%.

Overall, Capitol Federal Financial’s updated interest-earning assets-to-interest-bearing liabilities (“IEA/IBL”) ratio equaled 111.5%, which remained  above the comparable Peer Group ratio of 107.4%.  As discussed in the Original Appraisal, the additional capital realized from stock proceeds should serve to increase Capitol Federal Financial’s IEA/IBL ratio, as the level of interest-bearing liabilities funding assets will be lower due to the increase in capital realized from the offering and the net proceeds realized from the offering will be primarily deployed into interest-earning assets.

Updated growth rates for Capitol Federal Financial and the Peer Group are based on growth for the twelve months ended June 30, 2010.  Capitol Federal Financial recorded an increase in assets of 2.7%, versus asset growth of 7.5% recorded by the Peer Group.  The Company’s asset growth was sustained by an increase in cash and investments, which was partially offset by a slight decrease in loans.  Comparatively, the Peer Group’s asset growth was sustained by increases in both loans and cash and investments.

Asset growth for the Company was funded by a 4.8% increase in deposits, which funded a 0.5% reduction in borrowings as well.  Similarly, asset growth for the Peer Group was funded by deposit growth of 12.5%, which also funded a 4.3% reduction in the Peer Group’s borrowings.  Capitol Federal Financial’s updated tangible net worth growth rate of 4.1% remained below the comparable Peer Group growth rate of 9.8%.

Table 3 displays comparative operating results for Capitol Federal Financial and the Peer Group, based on their earnings for the twelve months ended June 30, 2010.  The Company’s updated earnings showed net income equal to 0.82% of average assets, versus net income equal to 0.51% of average assets for the Peer Group.  Lower operating expenses and loan loss provisions continued to support the Company’s higher return, while the Peer Group continued to maintain earnings advantages with respect to net interest income and non-interest operating income.

Board of Directors
August 30, 2010

In terms of core earnings strength, updated expense coverage ratios posted by Capitol Federal Financial and the Peer Group equaled 1.92x and 1.40x respectively.  The Company’s stronger expense coverage ratio continued to be realized through maintenance of a lower operating expense ratio (1.06% of average assets versus 2.22% of average assets for the Company), which was partially offset by the Peer Group’s higher net interest income ratio (3.11% of average assets versus 2.04% of average assets for the Company).  A higher interest income ratio and a lower interest expense ratio both contributed to the Peer Group’s higher net interest income ratio.

Non-interest operating income remained a less significant contributor to the Company’s earnings, as such income amounted to 0.31% and 0.66% of the Company’s and the Peer Group’s average assets, respectively.  Accordingly, taking non-interest operating income into account in assessing Capitol Federal Financial’s core earnings strength relative to the Peer Group’s, the Company’s updated efficiency ratio of 45.2% remained more favorable than the Peer Group’s efficiency ratio of 58.1%.

Loan loss provisions remained a less significant factor in the Company’s earnings, as updated loan loss provisions established by the Company and the Peer Group equaled 0.10% and 0.94% of average assets, respectively.

Updated non-operating gains equaled 0.09% of average assets for the Company, versus non-operating gains equal to 0.03% of average assets for the Peer Group.  As set forth in the Original Appraisal, typically, such gains and losses are discounted in the valuation analyses as they tend to have a relatively high degree of volatility, and thus are not considered part of core operations.  If gains are attributable to secondary market loan sales on a regular basis, then such gains may warrant some consideration as a core profitability component, depending on the prevailing market environment.  However, loan sale gains are typically viewed as a more volatile source of income than income generated through the net interest margin and non-interest operating income, and are given less consideration in developing core earnings for valuation purposes.  Extraordinary items remained a non-factor in the Company’s and the Peer Group’s updated earnings.

Taxes remained a slightly larger factor in the Company’s earnings, with the Company and the Peer Group showing updated effective tax rates of 35.91% and 29.29%, respectively.  As indicated in the prospectus, the Company’s effective marginal tax rate is equal to 38.32%.

Board of Directors
August 30, 2010

In general, the Company’s updated credit quality measures remained more favorable than the comparable measures for the Peer Group.  As shown in Table 4, the Company’s non-performing assets/assets and non-performing loans/loans equaled 0.47% and 0.62%, respectively, versus comparable ratios of 2.33% and 3.25% for the Peer Group.  The Company’s loan loss reserves as a percent of non-performing loans and loans equaled 47.25% and 0.29%, respectively, versus comparable ratios of 86.68% and 1.56% for the Peer Group.  Net loan charge-offs were a more significant factor for the Peer Group, as net loan charge-offs for the Company equaled 0.06% of loans versus 0.53% of loans for the Peer Group.

3.       Stock Market Conditions

Since the date of the First Update, the performance of the broader stock was mixed.  The downturn in the broader stock market accelerated in the second half of August 2010, as a number of economic reports for July showed the economy was losing momentum which more than overshadowed a pick-up in merger activity.  The Dow Jones Industrial Average (“DJIA”) had its worst August in nearly a decade, with the DJIA showing a loss of over 4% for the month.  On August 30, 2010, the DJIA closed at 10009.73, or 2.8% lower since the First Update and the NASDAQ closed at 2119.97 or 2.5% lower since the date of the First Update.

After trending lower into mid-August, the sell-off in thrift stocks became more pronounced in the second half of August as signs of slower growth impacted most sectors of the stock market.  Thrift stocks were particularly hard hit by the dismal housing data for July, which showed sharp declines in both existing and new home sales.  On August 30, 2010, the SNL Index for all publicly-traded thrifts closed at 518.3 a decrease of 3.2% since August 13, 2010 and a decrease of 12.8% since the Original Appraisal date of May 28, 2010.

Consistent with the SNL Index for all publicly-traded thrifts, the updated pricing measures for the Peer Group and all publicly-traded were generally slightly lower since the First Update and reflected fairly significant declines since the Original Appraisal.  The increase reflected in the core P/E multiple average for all publicly-traded thrifts was believed to be largely related to some core P/E ratios going from not meaningful (“NM”) to relatively high P/E ratios.  In general, the Peer Group’s updated pricing measures reflected more significant declines relative to the comparable averages for all publicly-traded thrifts.  From May 28, 2010 through August 30, 2010, the closing stock prices of all nine of the remaining Peer Group companies declined.  A comparative pricing analysis of the Peer Group and all publicly-traded thrifts is shown in the following table, based on market prices as of May, 28, 2010, August 13, 2010 and August 30, 2010.

Board of Directors
August 30, 2010

Table 4
Credit Risk Measures and Related Information
Comparable Institution Analysis
As of June 30, 2010 or Most Recent Date Available

			NPAs &				Rsrves/
		REO/	90+Del/	NPLs/	Rsrves/	Rsrves/	NPAs &	Net Loan	NLCs/
Institution		Assets	Assets	Loans	Loans	NPLs	90+Del	Chargoffs	Loans
		(%)	(%)	(%)	(%)	(%)	(%)	($000)	(%)

Capitol Federal Financial		0.08%	0.47%	0.62%	0.29%	47.25%	38.87%	$3,184	0.06%

All Public Companies
Averages		0.51%	4.25%	4.92%	1.69%	65.87%	52.38%	$1,552	0.72%
Medians		0.20%	2.56%	3.33%	1.39%	45.65%	40.24%	$642	0.32%

Comparable Group
Averages		3.05%	2.33%	3.25%	1.56%	86.68%	70.72%	$2,990	0.53%
Medians		0.13%	1.44%	2.14%	1.52%	78.67%	70.98%	$2,173	0.50%

Comparable Group
BKMU	Bank Mutual Corp. of WI	0.59%	2.25%	8.20%	1.52%	7.94%	12.03%	$2,811	0.76%
BRKL	Brookline Bancorp, Inc. of MA	0.03%	0.61%	0.56%	1.41%	253.47%	187.53%	$874	0.16%
DNBK	Danvers Bancorp, Inc. of MA	0.04%	0.81%	1.17%	0.98%	83.76%	79.58%	$565	0.14%
DCOM	Dime Community Bancshares of NY	0.02%	0.50%	0.57%	0.67%	120.09%	112.94%	$5,024	0.58%
FFCH	First Financial Holdings Inc. of SC	25.00%	6.40%	6.40%	3.34%	40.86%	38.15%	NM	NM
FFIC	Flushing Financial Corp. of NY	0.18%	2.80%	3.38%	0.79%	23.33%	21.76%	$2,122	0.26%
PBNY	Provident NY Bancorp, Inc. of NY	0.11%	1.11%	1.31%	1.82%	138.49%	94.66%	$2,173	0.52%
TRST	TrustCo Bank Corp. NY of NY	0.14%	1.44%	2.14%	1.68%	78.67%	70.98%	$7,359	1.28%
WFSL	Washington Federal, Inc. of WA	1.32%	5.09%	5.56%	1.86%	33.53%	18.89%	NM	NM

Source:
Audited and unaudited financial statements, corporate reports and offering circulars, and RP® Financial, LC. calculations.  The  information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP® Financial, LC.

Board of Directors
August 30, 2010

	Average Pricing Characteristics

			Interim
	At May 28,		At Aug.13,		At Aug. 30,		% Change
	2010(2)		2010		2010(2)		5/28/10-8/30/10
Peer Group(1)
Price/Earnings (x)	20.12	x	16.58	x	16.23	x	(19.3)%
Price/Core Earnings (x)	18.04		17.00		16.68		(7.5)
Price/Book (%)	115.05%		100.24%		97.65%		(15.1)
Price/Tangible Book(%)	133.10		115.99		112.92		(15.2)
Price/Assets (%)	12.36		10.85		10.54		(12.2)
Avg. Mkt. Capitalization ($Mil)	$565.48		$499.76		$478.21		(15.4)

All Publicly-Traded Thrifts
Price/Earnings (x)	18.56	x	18.35	x	18.42	x	(0.8)%
Price/Core Earnings (x)	16.60		17.73		17.62		6.1
Price/Book (%)	76.73%		70.52%		69.54%		(9.4)
Price/Tangible Book(%)	85.20		78.48		77.31		(9.3)
Price/Assets (%)	8.54		8.15		8.07		(5.5)
Avg. Mkt. Capitalization ($Mil)	$346.94		$315.95		$308.55		(11.1)

(1)	NewAlliance Bancshares of Connecticut has been excluded from the Peer Group averages for all dates shown.
(2)	Pricing dates for establishing valuation range.

As set forth in the Original Appraisal and previous updates, the “new issue” market is separate and distinct from the market for seasoned issues like the Peer Group companies in that the pricing ratios for converting issues are computed on a pro forma basis, specifically:  (1) the numerator and denominator are both impacted by the conversion offering amount, unlike existing stock issues in which price change affects only the numerator; and (2) the pro forma pricing ratio incorporates assumptions regarding source and use of proceeds, effective tax rates, stock plan purchases, etc. which impact pro forma financials, whereas pricing for existing issues are based on reported financials.  The distinction between the pricing of converting and existing issues is perhaps most evident in the case of the price/book (“P/B”) ratio in that the P/B ratio of a converting thrift will typically result in a discount to book value, whereas in the current market for existing thrifts the P/B ratio may reflect a premium to book value.  Therefore, it is appropriate to also consider the market for new issues, both at the time of the conversion and in the aftermarket.

Board of Directors
August 30, 2010

Two standard conversions and six second-step conversions have been completed during the past three months.  The recently completed second-step conversion offerings are considered to be more relevant for our analysis, which were completed in late-June and the first half of July.  In general, second-step conversions tend to be priced (and trade in the aftermarket) at higher P/B ratios than standard conversions.  We believe investors take into consideration the generally more leveraged pro forma balance sheets of second-step companies, their track records as public companies prior to conversion, and their generally higher pro forma ROE measures relative to standard conversions in pricing their common stocks.  As shown in Table 5, with the exception of Oritani Financial Corp., all of the second-step conversion offerings were completed between the minimum and midpoint of their offering ranges.  Oritani Financial Corp.’s offering was completed at slightly above the midpoint of its offering range.  The average closing pro forma price/tangible book ratio of the recent second-step conversion offerings equaled 79.1%.  On average, the second-step conversion offerings reflected a 2.3% decrease in price from their IPO prices after the first week of trading.  As of August 30, 2010, the recent second-step conversion offerings reflected an average decrease of 4.5% in price from their IPO prices.

Shown in Table 6 are the current pricing ratios for the fully-converted offerings completed during the past three months that trade on NASDAQ or an Exchange.  The current average P/TB ratio for the recent fully-converted offerings equaled 73.91%, based on closing stock prices as of August 30, 2010.

As set forth in the Original Appraisal and First Update, RP Financial’s analysis of stock market conditions also considered recent trading activity in Capitol Federal Financial’s stock.  From August 13, 2010 through August 30, 2010, the trading price of the Company’s stock ranged from a low closing price of $25.56 on August 30, 2010 to a high closing price of $29.69 on August 17, 2010.  The Company’s closing stock price of $25.56 on August 30, 2010 was down 13.6% from the August 13, 2010 closing price of $29.60 and down 20.1% from its closing price of $32.00 as of the Original Appraisal date of May 28, 2010.  The Company’s closing stock price of $25.56 indicates an implied market valuation of $1.9 billion.

4.   Results of the Offering

As set forth in the First Update, Capitol Federal Financial’s subscription and community stock offerings commenced on July 9, 2010 and terminated on August 12, 2010.  On August 18, 2010, the Company issued a press release that set forth the preliminary results of the subscription and community phase of its stock offering.  The total takedown in the subscription and community offerings amounted to $143.1 million, which included an assumed purchase by the ESOP of $68.0 million based on a purchase equal to 4.0% of the shares sold at the midpoint of the offering range.  The press release also stated the remaining shares were being offered in a syndicated offering, which was expected to be completed during the week of August 23, 2010.

Board of Directors
August 30, 2010

Table 5
Pricing Characteristics and After-Market Trends
Recent Conversions Completed (Last Three Months)

Institutional Information			Pre-Conversion Data				Offering Information				Contribution to		Insider Purchases
			Financial Info.		Asset Quality						Charitable Found.		% Off Incl. Fdn.
													Benefit Plans				Initial
	Conver.			Equity/	NPAs/	Res.	Gross	%	% of	Exp./		% of		Recog.	Stk	Mgmt.&	Dividend
Institution	Date	Ticker	Assets	Assets	Assets	Cov.	Proc.	Offered	Mid.	Proc.	Form	Offering	ESOP	Plans	Option	Dirs.	Yield
			($Mil)	(%)	(%)	(%)	($Mil.)	(%)	(%)	(%)		(%)	(%)	(%)	(%)	(%)(2)	(%)

Standard Conversions

Peoples Federal Bancshares, Inc. - MA	7/7/10	PEOP-NASDAQ	$488	10.77%	0.32%	199%	$66.1	100%	132%	2.8%	Stock	8.0%	8.0%	4.0%	10.0%	3.3%	0.00%
Fairmount Bancorp, Inc. - MD	6/3/10	FMTB-OTCBB	$67	10.57%	0.40%	152%	$4.4	100%	89%	15.8%	N.A.	N.A.	8.0%	4.0%	10.0%	14.6%	0.00%

Averages - Standard Conversions:			$278	10.67%	0.36%	176%	$35.3	100%	111%	9.3%	N.A.	8.0%	8.0%	4.0%	10.0%	9.0%	0.00%
Medians - Standard Conversions:			$278	10.67%	0.36%	176%	$35.3	100%	111%	9.3%	N.A.	8.0%	8.0%	4.0%	10.0%	9.0%	0.00%

Second Step Conversions

Jacsonville Bancorp, Inc. - IL	7/15/10	JXSB-NASDAQ	$290	9.12%	1.02%	111%	$10.4	54%	89%	12.0%	N.A.	N.A.	4.0%	0.0%	10.0%	9.6%	3.00%
Colonial Financial Services - NJ	7/13/10	COBK-NASDAQ	$568	8.20%	0.43%	124%	$23.0	55%	85%	8.0%	N.A.	N.A.	4.0%	4.0%	10.0%	1.6%	0.00%
Oneida Financial Corp.- NY	7/7/10	ONFC-NASDAQ	$596	9.61%	0.90%	1041%	$31.5	55%	100%	8.0%	N.A.	N.A.	4.0%	4.0%	10.0%	4.2%	6.00%
ViewPoint Financial Group - TX	7/7/10	VPFG-NASDAQ	$2,477	8.42%	0.61%	108%	$198.6	57%	99%	4.0%	N.A.	N.A.	4.0%	4.0%	10.0%	0.2%	0.00%
Fox Chase Bancorp, Inc. - PA	6/29/10	FXCB-NASDAQ	$1,156	10.83%	2.91%	38%	$87.1	60%	85%	5.0%	N.A.	N.A.	4.0%	3.1%	7.9%	0.7%	0.00%
Oritani Financial Corp. - NJ	6/24/10	ORIT-NASDAQ	$2,054	12.38%	2.03%	60%	$413.6	74%	106%	2.8%	N.A.	N.A.	4.0%	4.0%	10.0%	0.5%	3.00%

Averages - Second Step Conversions:			$1,190	9.76%	1.32%	247%	$127.4	59%	94%	6.6%	N.A.	N.A.	4.0%	3.2%	9.7%	2.8%	2.00%
Medians - Second Step Conversions:			$876	9.37%	0.96%	110%	$59.3	56%	94%	6.5%	N.A.	N.A.	4.0%	4.0%	10.0%	1.2%	1.50%

Mutual Holding Company Conversions

Averages - Mutual Holding Company Conversions:
Medians - Mutual Holding Company Conversions:

Averages - All Conversions:			$962	9.99%	1.08%	229%	$104.3	69%	98%	7.3%	NA	8.0%	5.0%	3.4%	9.7%	4.3%	1.50%
Medians - All Conversions:			$582	10.09%	0.76%	118%	$48.8	59%	94%	6.5%	NA	8.0%	4.0%	4.0%	10.0%	2.5%	0.00%

Institutional Information			Pro Forma Data								Post-IPO Pricing Trends
			Pricing Ratios(3)				Financial Charac.				Closing Price:
											First		After		After
	Conver.			Core			Core		Core	IPO	Trading	%	First	%	First	%	Thru	%
Institution	Date	Ticker	P/TB	P/E		P/A	ROA	TE/A	ROE	Price	Day	Change	Week(4)	Change	Month(5)	Change	8/30/10	Change
			(%)	(x)		(%)	(%)	(%)	(%)	($)	($)	(%)	($)	(%)	($)	(%)	($)	(%)

Standard Conversions

Peoples Federal Bancshares, Inc. - MA	7/7/10	PEOP-NASDAQ	64.7%	45.5		13.1%	0.3%	20.2%	1.4%	$10.00	$10.40	4.0%	$10.69	6.9%	$10.42	4.2%	$10.30	3.0%
Fairmount Bancorp, Inc. - MD	6/3/10	FMTB-OTCBB	43.9%	11.4		6.5%	0.6%	14.8%	0.6%	$10.00	$11.00	10.0%	$12.00	20.0%	$11.00	10.0%	$12.00	20.0%

Averages - Standard Conversions:			54.3%	28.5	x	9.8%	0.5%	17.5%	1.0%	$10.00	$10.70	7.0%	$11.35	13.45%	$10.71	7.10%	$11.15	11.50%
Medians - Standard Conversions:			54.3%	28.5	x	9.8%	0.5%	17.5%	1.0%	$10.00	$10.70	7.0%	$11.35	13.45%	$10.71	7.10%	$11.15	11.50%

Second Step Conversions

Jacsonville Bancorp, Inc. - IL	7/15/10	JXSB-NASDAQ	59.3%	19.07		6.5%	0.3%	11.0%	2.9%	$10.00	$10.65	6.5%	$10.58	5.8%	$10.13	1.3%	$10.25	2.5%
Colonial Financial Services - NJ	7/13/10	COBK-NASDAQ	63.4%	14.01		7.1%	0.5%	11.2%	4.5%	$10.00	$10.05	0.5%	$9.65	-3.5%	$9.80	-2.0%	$9.75	-2.5%
Oneida Financial Corp.- NY	7/7/10	ONFC-NASDAQ	97.3%	15.12		9.2%	0.6%	9.9%	4.5%	$8.00	$7.50	-6.3%	$7.50	-6.3%	$7.90	-1.3%	$7.75	-3.1%
ViewPoint Financial Group - TX	7/7/10	VPFG-NASDAQ	93.2%	28.61		13.2%	0.5%	14.2%	3.3%	$10.00	$9.50	-5.0%	$9.55	-4.5%	$9.70	-3.0%	$8.95	-10.5%
Fox Chase Bancorp, Inc. - PA	6/29/10	FXCB-NASDAQ	72.1%	NM		11.8%	-0.1%	16.4%	-0.6%	$10.00	$9.59	-4.1%	$9.60	-4.0%	$9.68	-3.2%	$9.43	-5.7%
Oritani Financial Corp. - NJ	6/24/10	ORIT-NASDAQ	89.4%	38.03		23.0%	0.6%	25.7%	2.4%	$10.00	$10.31	3.1%	$9.86	-1.4%	$9.91	-0.9%	$9.22	-7.8%

Averages - Second Step Conversions:			79.1%	23.0	x	11.8%	0.4%	14.7%	2.8%	$9.67	$9.60	-0.9%	$9.46	-2.3%	$9.52	-1.5%	$9.23	-4.5%
Medians - Second Step Conversions:			80.8%	19.1	x	10.5%	0.5%	12.7%	3.1%	$10.00	$9.82	-1.8%	$9.63	-3.8%	$9.75	-1.6%	$9.33	-4.4%

Mutual Holding Company Conversions

Averages - Mutual Holding Company Conversions:
Medians - Mutual Holding Company Conversions:

Averages - All Conversions:			72.9%	24.5	x	11.3%	0.4%	15.4%	2.4%	$9.75	$9.88	1.1%	$9.93	1.6%	$9.82	0.6%	$9.71	-0.5%
Medians - All Conversions:			68.4%	19.1	x	10.5%	0.5%	14.5%	2.6%	$10.00	$10.18	1.8%	$9.76	-2.5%	$9.86	-1.1%	$9.59	-2.8%

Note: * - Appraisal performed by RP Financial; BOLD=RP Financial did the Conversion Business Plan. “NT” - Not Traded; “NA” - Not Applicable, Not Available; C/S-Cash/Stock.

(1)	Non-OTS regulated thrift.
(2)	As a percent of MHC offering for MHC transactions.
(3)	Does not take into account the adoption of SOP 93-6.
(4)	Latest price if offering is less than one week old.
(5)	Latest price if offering is more than one week but less than one month old.
(6)	Mutual holding company pro forma data on full conversion basis.
(7)	Simultaneously completed acquisition of another financial institution.
(8)	Simultaneously converted to a commercial bank charter.
(9)	Former credit union.	August 30, 2010

Board of Directors
August 30, 2010

Table 6
Market Pricing Comparatives
Prices As of August 30, 2010

		Market		Per Share Data
		Capitalization		Core	Book								Dividends (4)			Financial Characteristics (6)
		Price/	Market	12 Month	Value/	Pricing Ratios (3)							Amount/		Payout	Total	Equity/	Tang Eq/	NPAs/	Reported		Core
Financial Institution		Share (1)	Value	EPS (2)	Share	P/E		P/B	P/A	P/TB	P/Core		Share	Yield	Ratio(5)	Assets	Assets	Assets	Assets	ROA	ROE	ROA	ROE
		($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)

All Public Companies		$9.52	$268.53	($0.12)	$12.76	18.60	x	75.49%	9.10%	82.94%	18.15	x	$0.23	2.02%	30.08%	$2,697	11.41%	10.65%	4.25%	-0.09%	0.64%	-0.13%	-0.03%
Converted Last 3 Months (no MHC)		$9.38	$165.27	$0.36	$13.86	23.82	x	69.21%	11.44%	73.91%	21.82	x	$0.18	2.12%	12.66%	$1,196	11.66%	11.00%	0.85%	0.36%	3.66%	0.39%	4.12%

Converted Last 3 Months (no MHC)
COBK	Colonial Financial Services of NJ	$9.75	$40.69	$0.71	$15.78	20.31	x	61.79%	6.93%	61.79%	13.73	x	$0.00	0.00%	0.00%	$587	7.46%	7.46%	NA	0.34%	4.58%	0.50%	6.77%
FXCB	Fox Chase Bancorp, Inc. of PA	$9.43	$137.18	($0.08)	$13.88	NM		67.94%	11.13%	67.94%	NM		$0.00	0.00%	NM	$1,233	10.86%	10.86%	NA	-0.09%	-0.87%	-0.09%	-0.87%
JXSB	Jacksonville Bancorp Inc. of IL	$10.25	$19.72	$0.52	$18.27	12.97	x	56.10%	6.61%	60.83%	19.71	x	$0.30	2.93%	37.97%	$298	8.59%	7.67%	NA	0.51%	5.93%	0.34%	3.90%
ONFC	Oneida Financial Corp. of NY	$7.75	$55.53	$0.53	$11.69	14.90	x	66.30%	8.92%	94.28%	14.62	x	$0.53	6.84%	NM	$623	8.74%	5.11%	NA	0.60%	6.84%	0.61%	6.97%
ORIT	Oritani Financial Corp. of NJ	$9.22	$518.18	$0.26	$11.18	34.15	x	82.47%	21.20%	82.47%	35.46	x	$0.30	3.25%	NM	$2,444	15.77%	15.77%	NA	0.62%	3.94%	0.60%	3.79%
PEOP	Peoples Federal Bncshrs, Inc. of MA	$10.30	$73.56	$0.22	$15.45	36.79	x	66.67%	13.48%	66.67%	NM		$0.00	0.00%	0.00%	$546	19.18%	19.18%	NA	0.37%	NM	0.29%	NM
VPFG	ViewPoint Financial Group of TX	$8.95	$312.04	$0.35	$10.76	NM		83.18%	11.81%	83.41%	25.57	x	$0.16	1.79%	NM	$2,642	11.05%	10.98%	0.85%	0.17%	1.55%	0.46%	4.18%

(1)	Average of High/Low or Bid/Ask price per share.
(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis.
(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.
(4)	Indicated 12 month dividend, based on last quarterly dividend declared.
(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.
(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:
SNL Financial, LC. and RP® Financial, LC. calculations.  The information provided in this report has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP® Financial, LC.

Board of Directors
August 30, 2010

Based on our discussions with Sandler O’Neill & Partners, L.P. (“Sandler O’Neill”), which is acting as sole book-running manage for the Company’s stock offering, indications of interest from the syndicate were less than the minimum of the offering range as set forth in Original Appraisal and confirmed in the First Update.  On August 25, 2010, the Company announced that it intended to seek an extension of time from the OTS to complete the stock offering, based on an updated appraisal to reflect the downturn in stock market conditions for thrift stocks since the date of the Original Appraisal.

Summary of Adjustments

In the First Update, we made the following adjustments to Capitol Federal Financial’s pro forma value based upon our comparative analysis to the Peer Group:

Key Valuation Parameters:	PreviousValuation Adjustment

Financial Condition	Slight Upward
Profitability, Growth and Viability of Earnings	Moderate Upward
Asset Growth	No Adjustment
Primary Market Area	Slight Upward
Dividends	No Adjustment
Liquidity of the Shares	No Adjustment
Marketing of the Issue	Slight Downward
Management	No Adjustment
Effect of Govt. Regulations and Regulatory Reform	No Adjustment

The factors concerning the valuation parameters of primary market area, dividends, liquidity of the shares, management and effect of government regulations and regulatory reform did not change since the First Update.  Accordingly, those parameters were not discussed further in this update.

In terms of financial condition, a slight upward adjustment remained appropriate based on positive adjustments for the Company’s  credit quality and capital strength.  No adjustment remained appropriate for asset growth, as the Peer Group’s stronger historical growth was viewed to be offset by the Company’s greater pro forma leverage capacity.  A moderate upward adjustment remained appropriate for earnings, as the relative earnings adjustments for the Company’s updated earnings did not change from the Original Appraisal.

Board of Directors
August 30, 2010

The general market for thrift stocks was down considerably from the May 28, 2010 date when the current valuation range was established in the Original Appraisal, which included some deterioration in thrift prices since the August 13, 2010 date of the First Update when the valuation range was confirmed following the close of the subscription and community offerings.  Since the date of the Original Appraisal, the SNL Index for all publicly-traded thrifts was down 12.8%.  The updated pricing measures for the Peer Group generally showed a more significant decline relative to the SNL Index, as well as the updated pricing measures for all publicly-traded thrifts.  Five out of the six recently completed second-step conversion offerings are currently trading slightly below their respective IPO prices.

Capitol Federal Financial’s stock was down 13.6% since the date of the First Update and down 20.1% since the date of the Original Appraisal.  Capitol Federal Financial’s subscription and community offerings had total orders that were well below the minimum of the range and the syndicated community offering terminated without sufficient interest at the minimum of the offering range.  Based on our discussions with Sandler O’Neill, the sell-off in thrift stocks in general and the weak after market performance of the recently completed second-step conversion offerings were factors that contributed to the limited interest in the syndicated offering.  Accordingly, a more significant downward adjustment has been applied for marketing of the issue.

Overall, taking into account the foregoing factors, we believe that a decrease in the Company’s estimated pro forma market value as set forth in the Original Appraisal and confirmed in the First Update is appropriate.

Overall, taking into account the foregoing factors, RP Financial concluded that as of August 30, 2010, the aggregate pro forma value of Capitol Federal Financial’s conversion stock equaled $1,970,529,000 at the midpoint, which is an 18.2% reduction in value from the midpoint value set forth in the Original Appraisal and confirmed in the First Update.  The midpoint and resulting valuation range is based on the sale of a 70.54% ownership interest to the public, which provides for a $1.390 billion public offering.  The 70.54% ownership interest was based on the Company’s shares outstanding as of June 30, 2010, which is consistent with the pro forma data in the Company’s supplemental prospectus.  As set forth below, the reduction in the pro forma market value results in a 7.9% reduction in the Company price/tangible book ratio as set forth in the Original Appraisal.  Comparatively, the Peer Group’s price/tangible book ratio was down 15.2% from the May 28, 2010 Original Appraisal date through August 30, 2010.

Comparative Change in Price/Tangible Book Ratios

	At May 28,	Aug. 30,	% Change
	2010	2010	5/28/10-8/30/10

Peer Group	133.10%	112.92%	(15.2)%

Capitol Federal Financial	98.04%	90.25%	(7.9)

Board of Directors
August 30, 2010

Valuation Approaches

    In applying the accepted valuation methodology promulgated by the regulatory agencies, i.e., the pro forma market value approach, we considered the three key pricing ratios in valuing Capitol Federal Financial’s to-be-issued stock -- price/earnings (“P/E”), price/book (“P/B”), and price/assets (“P/A”) approaches -- all performed on a pro forma basis including the effects of the conversion proceeds.

    In computing the pro forma impact of the conversion and the related pricing ratios, we have incorporated the valuation parameters disclosed in the Company’s prospectus supplement for reinvestment rate, effective tax rate, stock benefit plan assumptions and expenses (summarized in Exhibits 3 and 4).

    Consistent with the Original Appraisal and First Update, this updated appraisal continues to be based primarily on fundamental analysis techniques applied to the Peer Group, including the P/E approach, the P/B approach and the P/A approach.  Also consistent with the Original Appraisal and First Update, this updated appraisal incorporates a “technical” analysis of recently completed conversion offerings, including principally the P/B approach which (as discussed in the Original Appraisal and First Update is the most meaningful pricing ratio as the pro forma P/E ratios reflect an assumed reinvestment rate and do not yet reflect the actual use of proceeds.

    RP Financial also considered the trading price of Capitol Federal Financial’s stock, which had a closing price of $25.56 as of August 30, 2010, a decrease of 13.6% from its closing price as of August 13, 2010 and a decrease of 20.1% from its closing price as of May 28, 2010.  The $25.56 closing trading price implied a pro forma market capitalization for Capitol Federal Financial of approximately $1.9 billion, which is below the minimum of the valuation range as set forth in the Original Appraisal and confirmed in the First Update.

    The Company has adopted Statement of Position (“SOP” 93-6) which causes earnings per share computations to be based on shares issued and outstanding excluding shares owned by an ESOP where there is not a commitment to release such shares.  For the purpose of preparing the pro forma pricing tables and exhibits, we have reflected all shares issued in the offering including shares purchased by the ESOP as outstanding to capture the full dilutive impact of such stock to the Company’s shareholders.  However, we have considered the impact of the Company’s adoption of SOP 93-6 in the determination of pro forma market value.

Board of Directors
August 30, 2010

    1.           P/E Approach.  In applying the P/E approach, RP Financial’s valuation conclusions considered both reported earnings and a recurring or “core” earnings base, that is, earnings adjusted to exclude any one time non-operating and extraordinary items, plus the estimated after tax-earnings benefit from reinvestment of net stock proceeds.  The Company’s reported earnings equaled $69.231 million for the twelve months ended June 30, 2010.  In deriving Capitol Federal Financial’s core earnings, the only adjustment made to reported earnings was to eliminate the net gain on the sale of securities and loans.  The net gain on the sale of securities and loans equaled $7.591 million for the twelve months ended June 30, 2010.  As shown below, on a tax effected basis, assuming an effective marginal tax rate of 38.32% for the earnings adjustments, the Company’s core earnings were determined to equal $64.549 million for the twelve months ended June 30, 2010.  (Note:  see Exhibit 2 for the adjustments applied to the Peer Group’s earnings in the calculation of core earnings).

Amount
($000)

Net income(loss)	$69,231
Deduct: Gain on sale of loans and securities(1)	(4,682)
Core earnings estimate	$64,549

(1)  Tax effected at 38.32%.

Based on Capitol Federal Financial’s reported and estimated core earnings, incorporating the impact of the pro forma assumptions, the Company’s reported and core P/E multiples at the midpoint value of $2.0 billion equaled 25.96 times and 27.67 times, respectively.  The Company’s reported and core P/E multiples indicated premiums of 59.95% and 65.89% relative to the Peer Group’s average reported and core P/E multiples of 16.23 times and 16.68 times, respectively (versus premiums of 72.28% and 79.30% relative to the Peer Group’s average reported and core P/E multiples at the midpoint valuation in the First Update).  The Company’s updated reported and core P/E multiples indicated premiums of 73.76% and 92.02% relative to the Peer Group’s median reported and core P/E multiples of 14.94 times and 14.41 times, respectively (versus premiums of 83.15% and 81.49% relative to the Peer Group’s median reported and core P/E multiples at the midpoint valuation in the First Update).  The Company’s pro forma P/E ratios based on reported earnings at the minimum and the maximum are 22.39 times and 29.44 times, respectively, and based on core earnings at the minimum and the maximum are 23.88 times and 31.35 times, respectively.  The Company’s implied conversion pricing ratios relative to the Peer Group’s pricing ratios are indicated in Table 7, and the pro forma calculations are detailed in Exhibits 3 and 4.

Board of Directors
August 30, 2010

Table 7
Public Market Pricing
Capitol Federal Financial and the Comparables
As of August 30, 2010

		Market		Per Share Data
		Capitalization		Core	Book								Dividends (4)			Financial Characteristics (6)									2nd Step
		Price/	Market	12 Month	Value/	Pricing Ratios (3)							Amount/		Payout	Total	Equity/	Tang Eq/	NPAs/	Reported		Core		Exchange	Offering
		Share (1)	Value	EPS (2)	Share	P/E		P/B	P/A	P/TB	P/Core		Share	Yield	Ratio (5)	Assets	Assets	Assets	Assets	ROA	ROE	ROA	ROE	Ratio	Amount
		($)	($Mil)	($)	($)	(x)		(%)	(%)	(%)	(x)		($)	(%)	(%)	($Mil)	(%)	(%)	(%)	(%)	(%)	(%)	(%)		($Mil)
Capitol Federal Financial
Maximum		$10.00	$2,266.11	$0.32	$10.47	29.44		95.51%	22.76%	95.51%	31.35		$0.00	0.00%	0.00%	9,956	23.83%	23.83%	0.41%	0.77%	3.24%	0.73%	3.05%	3.0627	1,598.500
Midpoint		$10.00	$1,970.53	$0.36	$11.08	25.96		90.25%	20.17%	90.25%	27.67		$0.00	0.00%	0.00%	9,767	22.36%	22.36%	0.41%	0.78%	3.47%	0.73%	3.26%	2.6632	1,390.000
Minimum		$10.00	$1,674.95	$0.42	$11.92	22.39		83.89%	17.49%	83.89%	23.88		$0.00	0.00%	0.00%	9,579	20.84%	20.84%	0.42%	0.78%	3.75%	0.73%	3.51%	2.2637	1,181.500

All Non-MHC Public Companies (7)
Averages		$9.91	$308.55	($0.19)	$13.91	18.42	x	69.54%	8.07%	77.31%	17.62	x	$0.24	2.05%	31.48%	$2,930	11.05%	10.26%	4.06%	-0.16%	0.33%	-0.22%	-0.66%
Medians		$9.60	$61.32	$0.23	$13.56	15.07	x	67.94%	6.80%	72.79%	15.78	x	$0.20	1.80%	NM	$967	9.85%	8.97%	2.63%	0.22%	2.43%	0.17%	1.60%

Comparable Group Averages
Averages		$9.88	$478.21	$0.29	$10.92	16.23	x	97.65%	10.54%	112.92%	16.68	x	$0.28	3.05%	43.19%	$4,554	11.36%	9.87%	2.33%	0.49%	4.69%	0.47%	4.54%
Medians		$9.30	$339.87	$0.41	$11.11	14.94	x	89.55%	10.32%	115.79%	14.41	x	$0.24	3.03%	50.00%	$3,483	11.48%	9.44%	1.44%	0.68%	5.17%	0.72%	4.81%

Comparable Group
BKMU	Bank Mutual Corp. of WI	$5.05	$230.84	($0.16)	$8.69	NM		58.11%	6.63%	67.24%	NM		$0.12	2.38%	NM	$3,483	11.48%	10.09%	2.25%	0.16%	1.36%	-0.21%	-1.81%
BRKL	Brookline Bancorp, Inc. of MA	$9.15	$540.20	$0.40	$8.34	21.28	x	109.71%	20.31%	120.87%	22.88	x	$0.34	3.72%	NM	$2,660	18.60%	17.17%	0.61%	0.96%	5.17%	0.89%	4.81%
DNBK	Danvers Bancorp, Inc. of MA	$14.96	$319.77	$0.56	$13.76	24.52	x	108.72%	12.64%	122.93%	26.71	x	$0.08	0.53%	13.11%	$2,529	11.63%	10.42%	0.81%	0.58%	4.94%	0.54%	4.53%
DCOM	Dime Community Bancshares of NY	$12.26	$423.56	$1.07	$9.11	11.79	x	134.58%	10.21%	163.47%	11.46	x	$0.56	4.57%	53.85%	$4,148	7.59%	6.33%	0.50%	0.89%	12.05%	0.92%	12.40%
FFCH	First Financial Holdings Inc. of SC	$9.30	$153.70	($2.30)	$15.66	NM		59.39%	4.62%	69.72%	NM		$0.20	2.15%	NM	$3,324	9.74%	8.69%	6.40%	-1.18%	-12.26%	-1.10%	-11.47%
FFIC	Flushing Financial Corp. of NY	$10.88	$339.87	$0.96	$12.15	12.51	x	89.55%	7.99%	93.96%	11.33	x	$0.52	4.78%	59.77%	$4,252	8.93%	8.54%	2.80%	0.65%	7.40%	0.72%	8.16%
PBNY	Provident NY Bancorp, Inc. of NY	$7.92	$305.93	$0.41	$11.11	15.23	x	71.29%	10.32%	115.79%	19.32	x	$0.24	3.03%	46.15%	$2,964	14.48%	9.44%	1.11%	0.68%	4.74%	0.54%	3.73%
TRST	TrustCo Bank Corp. NY of NY	$5.33	$409.73	$0.37	$3.32	13.33	x	160.54%	10.70%	161.03%	14.41	x	$0.26	4.88%	65.00%	$3,829	6.67%	6.65%	1.44%	0.83%	12.46%	0.77%	11.53%
WFSL	Washington Federal, Inc. of WA	$14.05	$1,580.26	$1.32	$16.15	14.95	x	87.00%	11.45%	101.30%	10.64	x	$0.20	1.42%	21.28%	$13,803	13.16%	11.52%	5.09%	0.83%	6.38%	1.17%	8.96%

(1)	Average of High/Low or Bid/Ask price per share.
(2)	EPS (estimate core basis) is based on actual trailing 12 month data, adjusted to omit non-operating items on a tax-effected basis, and is shown on a pro forma basis where appropriate.
(3)	P/E = Price to earnings; P/B = Price to book; P/A = Price to assets; P/TB = Price to tangible book value; and P/Core = Price to core earnings.
(4)	Indicated 12 month dividend, based on last quarterly dividend declared.
(5)	Indicated 12 month dividend as a percent of trailing 12 month estimated core earnings.
(6)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing 12 month common earnings and average common equity and total assets balances.
(7)	Excludes from averages and medians those companies the subject of actual or rumored acquisition activities or unusual operating characteristics.

Source:
SNL Financial, LC. and RP® Financial, LC. calculations.  The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Board of Directors
August 30, 2010

    2.           P/B Approach.  P/B ratios have generally served as a useful benchmark in the valuation of thrift stocks, with the greater determinant of long term value being earnings.  In applying the P/B approach, we considered both reported book value and tangible book value.  Based on the $2.0 billion midpoint value, the Company’s P/B and P/TB ratios both equaled 90.25%.  In comparison to the average P/B and P/TB ratios indicated for the Peer Group of 97.65% and 112.92%, respectively, Capitol Federal Financial’s updated ratios reflected a discount of 7.58% on a P/B basis and a discount of 20.08% on a P/TB basis (versus discounts of 0.14% and 16.39% from the average Peer Group’s P/B and P/TB ratios at the midpoint valuation in the First Update).  In comparison to the median P/B and P/TB ratios indicated for the Peer Group of 89.55% and 115.79%, respectively, Capitol Federal Financial’s updated ratios reflected a premium of 0.78% and a discount of 22.06% at the $2.0 billion midpoint value (versus a premium of 3.65% and a discount of 18.26% from the Peer Group’s median P/B and P/TB ratios at the midpoint valuation in the First Update).  At the maximum of the range, the Company’s P/B and P/TB ratios both equaled 95.51%.  In comparison to the Peer Group’s average P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the maximum of the range reflected discounts of 2.19% and 15.42%, respectively.  In comparison to the Peer Group’s median P/B and P/TB ratios, the Company’s P/B and P/TB ratios at the top of the range reflected a premium of 6.66% and a discount of 17.51%, respectively.

In addition to the fundamental analysis applied to the Peer Group, RP Financial utilized a technical analysis of recent conversion offerings.  As indicated in the Original Appraisal and First Update, the pricing characteristics of recent conversion offerings are not the primary determinate of value.  Consistent with the Original Appraisal and First Update, particular focus was placed on the P/TB approach in this analysis since the P/E multiples do not reflect the actual impact of reinvestment and the source of the conversion funds (i.e., external funds versus deposit withdrawals).

As discussed previously, the six recently completed second-step offerings reflected an average forma price/tangible book ratio at closing of 79.1% (see Table 5).  In comparison, the Company’s pro forma price/tangible book ratio at the midpoint value reflects a premium of 14.10%.  The current average P/TB ratio of the six recent second-step conversions, based on closing stock prices as of August 30, 2010, equaled 75.1%.  In comparison to current P/TB ratio of the six recent second-step conversions, the Company’s P/TB ratio at the midpoint value reflects an implied premium of 20.17%.

    3.           P/A Approach.  P/A ratios are generally not as a reliable indicator of market value, as investors do not place significant weight on total assets as a determinant of market value.  Investors place significantly greater weight on book value and earnings -- which have received greater weight in our valuation analysis.  At the $2.0 billion midpoint value, Capitol Federal Financial’s pro forma P/A ratio equaled 20.17%.  In comparison to the Peer Group’s average P/A ratio of 10.54%, Capitol Federal Financial’s P/A ratio indicated a premium of 91.37% (versus a premium of 117.21% at the midpoint valuation in the First Update).  In comparison to the Peer Group’s median P/A ratio of 10.32%, Capitol Federal Financial’s P/A ratio at the $2.0 billion midpoint value indicated a premium of 95.45% (versus a premium of 125.33% at the midpoint valuation in the First Update).

Board of Directors
August 30, 2010

Valuation Conclusion

Our analysis indicates that the Company’s estimated pro forma market should be decreased from the midpoint value as set forth in the Original Appraisal and confirmed n the First Update.  Accordingly, based on the foregoing, it is our opinion that, as of August 30, 2010, the estimated aggregate pro forma valuation of the shares of the Company to be issued and outstanding at the end of the conversion offering – including (1) newly-issued shares representing the MHC’s current ownership interest in the Company and (2) exchange shares issued to existing public shareholders of the Company - was $1,970,529,000 at the midpoint, equal to 197,052,900 shares at a per share value of $10.00.  The resulting range of value and pro forma shares, all based on $10.00 per share, are as follows:  $1,674,949,650 or 167,494,965 shares at the minimum and $2,266,108,350 or 226,610,835 shares at the maximum.

Based on this valuation and taking into account the ownership interest represented by the shares owned by the MHC, the midpoint of the offering range is $1,390,000,000, equal to 139,000,000 shares at $10.00 per share.  The resulting offering range and offering shares, all based on $10.00 per share, are as follows:  $1,181,500,000, or 118,150,000 shares at the minimum and $1,598,500,000 or 159,850,000 shares at the maximum.  The pro forma valuation calculations relative to the Peer Group are shown in Table 7 and are detailed in Exhibit 3 and Exhibit 4.

Board of Directors
August 30, 2010

Establishment of the Exchange Ratio

OTS regulations provide that in a conversion of a mutual holding company, the minority stockholders are entitled to exchange the public shares for newly issued shares in the fully converted company.  The Board of Directors of Capitol Federal Financial has independently determined the exchange ratio, which has been designed to preserve the current aggregate percentage ownership in the Company held by the public shareholders.  The exchange ratio to be received by the existing minority shareholders of the Company will be determined at the end of the offering, based on the total number of shares sold in the subscription, community and syndicated offerings and the final appraisal.  Based on the valuation conclusion herein, the resulting offering value and the $10.00 per share offering price, the indicated exchange ratio at the midpoint is 2.6632 shares of the Company for every one public share held by public shareholders.  Furthermore, based on the offering range of value, the indicated exchange ratio is 2.2637 at the minimum and 3.0627 at the maximum.  RP Financial expresses no opinion on the proposed exchange of newly issued Company shares for the shares held by the public stockholders or on the proposed exchange ratio.

Respectfully submitted,
RP® FINANCIAL, LC.

/s/	William E. Pommerening
William E. Pommerening
Chief Executive Officer and Managing Director

/s/	Gregory E. Dunn
Gregory E. Dunn
Director

EXHIBITS

RP Financial, LC.

LIST OF EXHIBITS

Exhibit Number	Description

1	Stock Prices: As of August 30, 2010

2	Peer Group Core Earnings Analysis

3	Pro Forma Analysis Sheet

4	Pro Forma Effect of Conversion Proceeds

5	Firm Qualifications Statement

Stock Prices
As of August 30, 2010

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 222011
(703) 528-1700

Exhibit 1
Weekly Thrift Market Line - Part One
Prices As Of August 30, 2010

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible Book Value/ Share (4)
		Shares Outst- anding	Market Capita1- ization(9)	52 Week (1)			% Change From			Trailing 12 Mo. EPS (3)	12 Mo. Core EPS (3)	Book Value/ Share		Assets/ Share
Financial Institution	Price/ Share(l)			High	Low	Last Week	Last Week	52 Wks Ago (2)	MostRcnt YrEnd (2)
	($)	(000)	($Mi1)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. All Public Companies (no MHC)

All Public Companies (110)	9.91	29,132	308.5	13.04	8.12	10.02	-1.95	-6.49	1.54	-0.11	-0.19	13.91	12.79	144.96
NYSE Traded Companies (6)	9.10	150,943	1,724.7	13.55	7.18	9.50	-7.05	-13.44	-10.18	-0.62	-0.89	10.18	6.98	112.33
AMEX Traded Companies (1)	29.90	2,091	62.5	35.75	26.01	28.75	4.00	-9.86	-5.71	3.46	3.35	35.65	33.89	366.09
NASDAQ Listed OTC Companies (103)	9.75	22,093	226.0	12.78	7.99	9.86	-1.70	-6.04	2.32	-0.11	-0.19	13.92	12.93	144.71
California Companies (4)	7.21	6,895	55.0	12.06	3.86	7.37	-1.85	3.39	32.72	-0.48	-0.80	12.89	12.89	196.55
Florida Companies (2)	1.16	29,689	34.2	4.58	1.12	1.39	-16.52	-69.98	-31.50	-3.17	-3.28	2.51	2.37	90.49
Mid-Atlantic Companies (34)	10.88	48,496	580.1	13.43	8.70	11.07	-2.19	1.32	5.34	0.21	0.25	13.67	12.29	149.74
Mid-West Companies (31)	8.48	13,301	60.1	12.36	6.63	8.57	-1.58	-9.09	5.31	-0.22	-0.57	14.22	13.39	160.02
New England Companies (17)	12.88	41,091	499.8	15.16	11.12	12.92	-1.24	-3.01	0.32	0.49	0.48	15.57	13.47	136.58
North-West Companies (4)	5.96	37,312	425.7	9.75	5.58	6.28	-4.11	-27.61	-23.37	-0.72	-0.60	10.97	9.58	93.80
South-East Companies (12)	10.52	6,033	53.6	13.57	9.35	10.40	1.23	-12.93	-5.81	-0.68	-0.63	15.75	14.99	144.99
South-West Companies (2)	10.06	23,384	222.5	12.54	9.36	10.28	-2.29	5.41	-0.66	0.12	0.16	13.82	13.81	85.35
Western Companies (Excl CA) (4)	9.72	15,595	115.8	13.62	8.62	9.92	-4.63	-12.65	-22.57	-0.34	-0.24	11.71	11.71	81.47
Thrift Strategy (104)	9.82	25,993	273.9	12.87	8.10	9.93	-1.82	-5.72	0.62	-0.08	-0.17	13.93	12.83	143.87
Mortgage Banker Strategy (3)	3.27	32,664	61.7	7.33	1.78	3.35	-7.25	-53.22	41.69	-1.59	-2.13	6.32	6.18	104.51
Real Estate Strategy (l)	1. 93	25,642	49.5	4.39	1.58	1.98	-2.53	-11.87	-0.52	-0.15	-0.34	3.33	3.33	34.68
Diversified Strategy (2)	24.73	187,409	2,453.1	31.58	18.39	25.12	-2.53	3.40	9.66	0.19	0.36	25.81	22.46	296.25
Companies Issuing Dividends (69)	11.81	38,184	454.6	14.89	9.68	11.93	-1.47	-2.51	2.74	0.40	0.37	15.02	13.60	159.44
Companies Without Dividends (41)	6.58	13,347	54.0	9.81	5.39	6.68	-2.77	-13.43	-0.54	-0.99	-1.18	11. 98	11.39	119.72
Equity/Assets <6% (14)	3.08	24,260	53.2	7.57	2.62	3.28	-6.89	-46.11	-28.34	-3.08	-3.15	8.10	7.49	173.59
Equity/Assets 6-12% (58)	11.11	20,040	202.6	14.43	8.61	11.18	-1.33	-0.78	10.89	0.38	0.22	15.51	14.55	179.98
Equity/Assets >12% (38)	10.25	44,308	548.2	12.68	9.11	10.41	-1.31	-2.55	-3.04	0.10	0.12	13.35	11.84	83.38
Converted Last 3 Mths (no MHC) (7)	9.38	18,003	165.3	12.00	8.04	9.44	-0.62	1.28	1.60	0.34	0.36	13.86	13.16	94.73
Actively Traded Companies (5)	17.97	33,198	458.1	23.24	14.90	17.75	-2.95	-3.53	-2.39	0.97	1.12	21.45	19.96	274.35
Market Value Below $20 Million (23)	6.03	4,109	13.1	9.35	4.57	6.02	-1.74	-15.13	-2.84	-1.52	-1.57	12.60	12.40	171.44
Holding Company Structure (105)	9.62	30,210	319.8	12.76	7.92	9.77	-2.07	-7.35	1.37	-0.19	-0.27	13.77	12.66	142.42
Assets Over $1 Bi1lion (52)	9.62	57,030	615.4	13.56	8.16	9.91	-3.79	-11.28	-1.70	-0.15	-0.25	12.64	11.08	126.02
Assets $500 Million-$l Billion (33)	10.30	6,050	49.6	12.78	8.07	10.30	-1.19	-5.71	0.12	-0.09	-0.11	14.94	13.99	172.84
Assets $250-$500 Million (20)	10.44	3,173	29.8	13.00	8.64	10.32	0.80	0.89	2.18	0.25	0.09	15.36	14.81	147.79
Assets less than $250 Million (5)	8.15	1,700	12.0	9.67	5.91	8.09	0.72	6.85	40.53	-1.22	-1.32	14.22	14.15	144.63
Goodwill Companies (65)	10.21	40,604	464.9	13.58	8.42	10.44	-2.52	-6.98	1.96	0.07	0.01	14.15	12.25	152.64
Non-Goodwill Companies (45)	9.47	12,706	84.6	12.26	7.68	9.42	-1.13	-5.80	0.95	-0.37	-0.49	13.57	13.57	133.97
Acquirors of FSLIC Cases (1)	14.05	112,474	1,580.3	21.65	14.04	14.98	-6.21	-8.05	-27.35	0.94	1.32	16.15	13.87	122.72

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 222011
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of August 30, 2010

										Current Per Share Financials
	Market Capitalization			Price Change Data									Tangible Book Value/ Share(4)
		Shares Outst- anding	Market Capital- ization(9)	52 Week (1)			% Change From			Trailing 12 Mo. EPS (3)	12 Mo. Core EPS (3)	Book Value/ Share
	Price/ Share (1)					Last Week	Last Week	52 Wks Ago (2)	MostRcnt YrEnd (2)					Assets/ Share
Financial Institution				High	Low
	($)	(000)	($Mi1)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

Market Averages. MHC Institutions

All Public Companies (32)	7.86	32,915	97.3	10.40	6.70	8.04	-3.05	-8.46	0.32	0.19	0.22	7.84	7.42	68.94
NASDAQ Listed OTC Companies (32)	7.86	32,915	97.3	10.40	6.70	8.04	-3.05	-8.46	0.32	0.19	0.22	7.84	7.42	68.94
Mid-Atlantic Companies (17)	7.93	26,299	89.4	10.80	7.20	8.19	-4.27	-16.01	-13.43	0.23	0.26	8.00	7.69	72.86
Mid-West Companies (7)	7.49	61,452	142.7	9.89	5.95	7.56	-1.12	-3.84	22.62	0.11	0.01	7.43	6.78	52.90
New England Companies (5)	8.15	14,916	58.6	9.69	5.95	8.19	-1.40	12.93	18.43	0.13	0.37	7.86	7.35	78.28
Thrift Strategy (32)	7.86	32,915	97.3	10.40	6.70	8.04	-3.05	-8.46	0.32	0.19	0.22	7.84	7.42	68.94
Companies Issuing Dividends (22)	8.22	14,547	41.5	10.80	7.16	8.35	-2.31	-12.62	-6.88	0.18	0.22	7.91	7.61	67.57
Companies Without Dividends (10)	7.09	71,945	215.8	9.57	5.73	7.39	-4.64	0.40	15.62	0.19	0.23	7.69	7.01	71.84
Equity/Assets 6 - 12% (19)	7.78	17,917	66.4	9.86	6.23	8.00	-3.97	-1.38	10.09	0.31	0.32	8.27	7.86	87.41
Equity/Assets >12% (13)	7.96	52,003	136.5	11.10	7.29	8.09	-1.88	-17.47	-12.12	0.03	0.09	7.30	6.86	45.43
Market Value Below $20 Million (2)	4.72	4,134	7.1	6.68	4.01	5.10	-8.29	-10.79	-3.55	0.72	0.59	8.79	8.02	126.73
Holding Company Structure (29)	7.91	34,204	101.5	10.35	6.69	8.07	-2.80	-6.47	2.35	0.18	0.21	7.99	7.53	70.75
Assets Over $1 Billion (11)	8.98	78,087	233.8	11.90	7.96	9.17	-2.13	-12.08	3.08	0.23	0.18	7.29	6.89	57.46
Assets $500 Million-$l Billion (10)	5.61	9,968	21.4	9.16	4.66	5.97	-6.29	-18.57	-18.87	-0.04	0.05	7.53	7.45	69.48
Assets $250 - $500 Million (10)	8.05	5,825	18.8	9.36	6.68	8.12	-2.12	4.07	11.83	0.31	0.40	8.66	8.14	84.34
Assets less than $250 Million (l)	9.57	7,851	29.9	13.77	7.80	9.60	-0.31	-27.94	-13.00	0.00	0.00	7.38	5.50	30.36
Goodwill Companies (19)	8.33	53,219	163.2	10.82	6.92	8.46	-1.67	-0.91	3.57	0.21	0.25	7.96	7.14	68.48
Non-Goodwill Companies (13)	7.36	10,918	25.8	9.95	6.46	7.59	-4.56	-16.63	-3.21	0.16	0.18	7.72	7.72	69.43
MHC Institutions (32)	7.86	32,915	97.3	10.40	6.70	8.04	-3.05	-8.46	0.32	0.19	0.22	7.84	7.42	68.94

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)	ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances.
(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.
(9)	For MHC institutions, market value reflects share price multiplied by public (non-MHC) shares.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 222011
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of August 30, 2010

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	11.90	97,892	1,164.9	17.55	9.24	12.20	-2.46	12.90	-4.26	0.46	0.39	12.53	10.64	200.94
BBX	BankAtlantic Bancorp Inc of FL*	1.15	53,921	62.0	4.17	1.13	1.36	-15.44	-72.29	-11.54	-3.28	-3.39	1.43	1.15	86.34
FBC	Flagstar Bancorp, Inc. of MI*	2.28	153,338	349.6	13.80	2.25	2.62	-12.98	-72.20	-62.00	-3.32	-4.97	5.47	5.47	93.47
NYB	New York Community Bcrp of NY*	15.60	435,505	6,793.9	18.20	10.20	16.05	-2.80	44.58	7.51	1.18	1.46	12.51	6.70	96.46
NAL	NewAlliance Bancshares of CT*	12.37	105,080	1,299.8	13.48	10.50	12.97	-4.63	5.10	3.00	0.55	0.54	13.93	8.62	82.91
PFS	Provident Fin. Serv. Inc of NJ*	11.31	59,924	677.7	14.10	9.75	11.78	-3.99	1.25	6.20	0.66	0.65	15.20	9.29	113.87

AMEX Traded Companies
TSH	Teche Hlding Cp of N Iberia LA*	29.90	2,091	62.5	35.75	26.01	28.75	4.00	-9.86	-5.71	3.46	3.35	35.65	33.89	366.09

NASDAQ Listed OTC Companies
ABBC	Abington Bancorp, Inc. of PA*	10.07	20,355	205.0	10.20	6.28	9.84	2.34	23.56	46.15	-0.26	-0.26	10.44	10.44	62.30
ALLB	Alliance Bank MHC of PA (40.7)	7.50	6,696	20.4	8.89	7.50	7.99	-6.13	-11.76	-10.71	0.15	0.15	7.25	7.25	66.97
ABCW	Anchor BanCorp Wisconsin of WI (8)*	0.63	21,683	13.7	1.55	0.37	0.62	1.61	-50.78	0.00	-6.12	-6.50	0.15	-0.18	184.43
AFCB	Athens Bancshares, Inc. of TN*	10.84	2,777	30.1	11.85	10.50	11.02	-1.63	8.40	8.40	0.06	0.07	18.08	17.92	101.54
ACFC	At1 Cst Fed Cp of GA MHC (34.9) (8)	2.40	13,423	11.2	4.25	1.18	2.30	4.35	14.29	58.94	-2.16	-1.86	4.20	4.19	68.09
BCSB	BCSB Bancorp, Inc. of MD*	9.75	3,121	30.4	10.50	8.05	9.75	0.00	13.24	8.94	-0.60	-0.64	16.17	16.15	199.40
BKMU	Bank Mutual Corp of WI*	5.05	45,710	230.8	9.11	5.03	5.54	-8.84	-42.81	-27.13	0.12	-0.16	8.69	7.51	76.19
BFIN	BankFinancial Corp. of IL*	8.80	21,060	185.3	10.50	8.12	8.67	1.50	-12.52	-11.11	0.01	0.04	12.32	11.08	74.34
BFED	Beacon Federal Bancorp of NY*	9.98	6,521	65.1	10.25	8.14	9.80	1.84	8.36	6.17	0.79	0.88	16.31	16.31	164.36
BNCL	Beneficial Mut MHC of PA (44.1)	8.36	81,700	301.5	11.05	8.17	8.63	-3.13	-7.21	-15.04	0.31	0.28	8.07	6.49	59.69
BHLB	Berkshire Hills Bancorp of MA*	17.57	14,037	246.6	23.81	16.20	18.38	-4.41	-22.57	-15.04	-1.11	-1.11	27.40	14.96	195.73
BOFI	Bofi Holding, Inc. Of CA*	11.15	10,l85	113.6	19.27	6.77	11.62	-4.04	53.79	11.50	2.01	1.45	12.25	12.25	139.53
BYFC	Broadway Financial Corp. of CA*	2.86	1,744	5.0	7.70	1.78	2.94	-2.72	-44.03	-52.17	-3.61	-3.45	9.90	9.90	316.27
BRKL	Brookline Bancorp, Inc. of MA*	9.15	59,038	540.2	11.63	8.63	9.22	-0.76	-13.68	-7.67	0.43	0.40	8.34	7.57	45.05
BFSB	Brooklyn Fed MHC of NY (28.2)	3.67	12,889	13.3	13.77	3.67	4.16	-11.78	-72.81	-63.45	-1.08	-0.41	5.68	5.68	40.68
CITZ	CFS Bancorp, Inc of Munster IN*	4.66	10,847	50.5	6.25	2.93	4.89	-4.70	12.02	44.27	-0.09	-0.06	10.40	10.39	100.98
CMSB	CMS Bancorp Inc of W Plains NY*	10.50	1,863	19.6	10.50	6.76	10.50	0.00	37.25	54.19	-0.13	-0.32	11.39	11.39	130.20
CBNJ	Cape Bancorp, Inc. of NJ*	7.50	13,314	99.9	8.75	5.35	7.58	-1.06	-9.42	11.61	-1.24	-1.07	9.83	8.09	80.54
CFFN	Capitol Fd Fn MHC of KS (29.5) (8)	25.56	73,991	557.0	38.49	25.51	28.68	-10.88	-21.16	-18.75	0.94	0.93	12.97	12.97	115.46
CARV	Carver Bancorp, Inc. of NY*	4.82	2,483	12.0	9.66	4.25	5.34	-9.74	-17.04	-46.74	-1.67	-1.41	16.29	16.21	323.77
CEBK	Central Bncrp of Somerville MA*	10.03	1,667	16.7	14.17	7.96	10.87	-7.73	19.26	20.84	1.09	1.17	21.50	20.16	315.99
CFBK	Central Federal Corp. of OH*	1.10	4,093	4.5	3.00	0.83	1.10	0.00	-59.41	-26.67	-3.65	-3.76	2.47	2.43	67.21
CHEV	Cheviot Fin Cp MHC of OH (38.5)	8.50	8,865	29.0	9.55	7.00	8.35	1.80	1.07	15.02	0.19	0.17	7.91	7.91	39.60
CBNK	Chicopee Bancorp, Inc. of MA*	11.02	6,335	69.8	13.95	10.79	11.26	-2.13	-15.30	-11.70	-0.23	-0.11	14.93	14.93	87.92
CZWI	Citizens Comm Bncorp Inc of WI*	4.35	5,113	22.2	5.30	3.01	4.30	1.16	-14.87	27.94	0.15	0.30	11.03	9.76	112.73
CSBC	Citizens South Bnkg Corp of NC*	5.51	10,966	60.4	7.24	4.40	5.72	-3.67	-5.00	20.31	-1.93	-0.80	6.92	6.74	98.25
CSBK	Clifton Svg Bp MHC of NJ (36.4)	8.21	26,137	78.9	10.89	8.13	8.33	-1.44	-21.96	-12.38	0.29	0.29	6.71	6.71	42.61
COBK	Colonial Financial Serv. of NJ*	9.75	4,173	40.7	10.85	5.86	9.80	-0.51	22.18	26.30	0.48	0.71	15.78	15.78	140.68
CFFC	Community Fin. Corp. of VA*	4.35	4,362	19.0	5.29	3.32	4.19	3.82	11.54	0.23	0.71	0.71	8.62	8.62	126.62
DNBK	Danvers Bancorp, Inc. of MA*	14.96	21,375	319.8	17.09	12.32	15.53	-3.67	15.61	15.17	0.61	0.56	13.76	12.17	118.33
DCOM	Dime Community Bancshars of NY*	12.26	34,548	423.6	14.32	10.25	12.56	-2.39	4.34	4.52	1.04	1.07	9.11	7.50	120.07
ESBF	ESB Financial Corp. of PA*	12.67	12,039	152.5	14.96	10.62	12.20	3.85	-7.04	-4.16	1.07	1.12	14.41	10.87	161.78
ESSA	ESSA Bancorp, Inc. of PA*	10.99	13,523	148.6	13.75	10.62	10.92	0.64	-17.12	-6.07	0.36	0.32	13.06	13.06	78.91
EBMT	Eagle Bancorp Montanta of MT*	9.20	4,083	37.6	11.58	7.50	9.32	-1.29	27.07	7.10	0.79	0.79	12.29	12.29	79.90
ESBK	Elmira Svgs Bank, FSB of NY*	16.00	1,959	31.3	17.20	13.06	15.35	4.23	-3.38	-4.48	1.67	1.26	19.26	12.62	254.85
FFDF	FFD Financial Corp of Dover OH*	14.98	1,011	15.1	15.50	11.83	14.50	3.31	12.21	10.31	0.91	0.70	17.89	17.89	196.95
FFCO	FedFirst Fin MHC of PA (42.5) (8)	4.90	6,324	13.2	6.95	3.20	4.70	4.26	15.29	44.12	0.14	0.14	6.95	6.73	56.32
FSBI	Fidelity Bancorp, Inc. of PA*	5.08	3,049	15.5	10.50	4.00	5.08	0.00	-24.74	1.40	-1.07	-0.43	13.62	12.74	232.24
FABK	First Advantage Bancorp of TN*	10.72	4,188	44.9	10.98	9.85	10.72	0.00	8.83	1.04	0.17	0.16	16.25	16.25	82.40
FBSI	First Bancshares, Inc. of MO*	8.50	1,551	13.2	10.95	6.80	8.75	-2.86	-2.97	2.66	-0.58	-0.65	15.46	15.37	137.84
FCAP	First Capital, Inc. of IN*	15.05	2,788	42.0	17.88	13.17	15.12	-0.46	-7.10	-0.92	0.85	0.73	17.13	15.15	164.27
FCLF	First Clover Leaf Fin Cp of IL*	5.40	7,938	42.9	8.00	5.19	5.28	2.27	-30.32	-26.53	0.15	0.12	9.80	8.21	70.95
FCFL	First Community Bk Corp of FL*	1.17	5,457	6.4	4.99	1.10	1.42	-17.61	-67.68	-51.45	-3.05	-3.17	3.59	3.59	94.63
FDEF	First Defiance Fin. Corp of OH*	9.07	8,118	73.6	18.93	8.53	10.12	-10.38	-48.32	-19.66	0.30	0.11	24.89	16.96	251.13
FFNM	First Fed of N. Michigan of MI*	2.49	2,884	7.2	2.79	1.02	2.42	2.89	27.69	104.10	-2.21	-2.28	8.15	7.88	78.69
FFBH	First Fed. Bancshares of AR*	1.72	4,847	8.3	4.69	1.50	1.67	2.99	-60.73	-24.89	-8.75	-8.82	5.82	5.82	139.90
FFNW	First Fin NW, Inc of Renton WA*	3.95	18,805	74.3	7.64	3.63	4.20	-5.95	-45.89	-39.69	-3.01	-3.07	9.93	9.93	69.48
FFCH	First Fin. Holdings Inc. of SC*	9.30	16,527	153.7	18.64	9.28	10.06	-7.55	-46.55	-28.46	-2.46	-2.30	15.66	13.34	201.15
FFHS	First Franklin Corp. of OH*	7.77	1,686	13.1	16.49	4.91	7.03	10.53	26.34	-2.75	-1.45	-2.33	12.94	12.94	166.67
FPTB	First PacTrust Bancorp of CA*	9.45	4,244	40.1	10.76	4.44	9.60	-1.56	37.96	76.64	-0.40	-0.35	18.21	18.21	207.70

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 222011
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of August 30, 2010

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/		Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	Week	Week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)		Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)		($)

NASDAQ Listed OTC Companies (continued)
FPFC	First Place Fin. Corp. of OH*	3.64	16,974	61.8	5.71	2.43	3.68	-1.09	12.35	31.41	-2.04	-2.86	10.82	10.30		185.79
FSFG	First Savings Fin. Grp. of IN*	13.36	2,415	32.3	14.22	10.02	13.40	-0.30	23.70	27.85	0.97	1.26	22.18	18.67		207.66
FFIC	Flushing Fin. Corp. of NY*	10.88	31,238	339.9	15.00	10.17	11.58	-6.04	-17.82	-3.37	0.87	0.96	12.15	11.58		136.12
FXCB	Fox Chase Bancorp, Inc. of PA*	9.43	14,547	137.2	11.22	8.00	9.35	0.86	4.89	5.96	-0.08	-0.08	13.88	13.88		84.75
GSLA	GS Financial Corp. of LA*	12.25	1,258	15.4	16.48	9.36	11.10	10.36	-23.53	-18.28	0.07	-0.45	22.57	22.57		217.77
GCBC	Green Co Bcrp MHC of NY (44.1)	17.25	4,119	31.3	18.50	13.84	16.40	5.18	19.05	12.16	1.19	1.19	10.80	10.80		120.25
HFFC	HF Financial Corp. of SD*	9.39	6,942	65.2	13.00	8.05	9.50	-1.16	-26.35	-3.40	0.93	0.70	13.50	12.79		177.83
HMNF	HMN Financial, Inc. of MN*	3.85	4,310	16.6	6.85	3.20	4.32	-10.88	-1.53	-8.33	-2.42	-2.69	15.27	15.27		226.27
HBNK	Hampden Bancorp, Inc. of MA*	10.10	7,151	72.2	11.07	9.01	10.02	0.80	-4.63	-5.16	-0.12	-0.12	13.13	13.13		80.81
HARL	Harleysville Svgs Fin Cp of PA*	15.00	3,674	55.1	16.20	12.02	15.42	-2.72	7.14	8.23	1.35	1.36	14.29	14.29		236.01
HBOS	Heritage Fn Gp MHC of GA (24.3) (8)	8.69	10,398	22.0	13.39	6.51	9.21	-5.65	-0.11	19.86	-0.12	-0.17	5.93	5.78		55.24
HIFS	Hingham Inst. for Sav. of MA*	38.49	2,124	81.8	38.50	28.31	35.09	9.69	21.23	25.42	4.32	4.28	32.47	32.47		457.52
HBCP	Home Bancorp Inc. Lafayette LA*	13.00	8,481	110.3	14.49	11.91	13.00	0.00	8.24	6.64	0.45	0.58	15.65	15.43		83.64
HOME	Home Federal Bancorp Inc of ID*	12.35	16,688	206.1	16.12	11.05	12.47	-0.96	8.43	-7.21	0.35	-0.61	12.33	12.33		52.09
HFBC	HopFed Bancorp, Inc. of KY*	9.05	6,942	62.8	15.03	8.91	9.40	-3.72	-11.36	-3.10	0.36	0.16	13.80	13.66		159.38
HCBK	Hudson City Bancorp, Inc of NJ*	11.42	526,611	6.013.9	14.75	11.35	11.96	-4.52	-11.27	-16.82	1.07	0.99	10.53	10.23		115.71
ISBC	Investors Bcrp MHC of NJ (43.6)	10.59	114,894	530.0	14.50	9.06	11.16	-5.11	13.99	-3.20	0.45	0.40	7.74	7.52		77.17
JXSB	Jacksonville Bancorp Inc of IL*	10.25	1,924	19.7	15.97	8.12	10.12	1.28	-2.10	9.16	0.79	0.52	18.27	16.85		155.11
JFBI	Jefferson Bancshares Inc of TN*	3.62	6,659	24.1	7.28	3.05	3.39	6.78	-38.64	-23.63	0.16	0.04	12.03	8.37		99.59
KFED	K-Fed Bancorp MHC of CA (33.3) (8)	7.38	13,290	32.7	10.39	7.26	7.42	-0.54	-15.27	-16.04	0.19	0.21	7.00	6.69		67.20
KFFB	KY Fst Fed Bp MHC of KY (39.8)	9.57	7,851	29.9	13.77	7.80	9.60	-0.31	-27.94	-13.00	0.00	0.00	7.38	5.50		30.36
KRNY	Kearny Fin Cp MHC of NJ (26.0)	8.66	68,344	155.2	11.07	8.41	8.87	-2.37	-20.48	-14.00	0.09	0.10	7.05	5.85		32.95
LSBX	LSB Corp of No. Andover MA (8) *	20.85	4,507	94.0	20.99	9.40	20.71	0.68	112.54	114.73	1.17	0.77	14.22	14.22		176.82
LSBI	LSB Fin. Corp. of Lafayette IN*	9.76	1,554	15.2	13.00	8.27	9.71	0.51	-20.97	-0.41	0.54	0.29	22.20	22.20		243.62
LPSB	LaPorte Bancrp MHC of IN (45.0)	7.05	4,586	14.6	8.04	4.14	7.03	0.28	41.00	60.23	0.60	0.44	10.92	8.91		95.61
LSBK	Lake Shore Bnp MHC of NY (40.2)	8.20	6,075	20.1	8.50	7.46	8.25	-0.61	4.06	4.33	0.46	0.46	9.49	9.49		75.79
LEGC	Legacy Bancorp, Inc. of MA*	8.16	8,702	71.0	11.52	7.64	8.26	-1.21	-27.21	-17.24	-0.93	-0.48	13.66	11.90		109.89
LABC	Louisiana Bancorp, Inc. of LA*	14.56	4,208	61.3	16.59	13.65	14.80	-1.62	5.13	0.41	0.58	0.50	15.97	15.97		77.89
MSBF	MSB Fin Corp MHC of NJ (40.9)	6.90	5,226	14.7	9.45	6.37	7.26	-4.96	-23.33	-13.10	0.08	0.10	7.67	7.67		69.34
MGYR	Magyar Bancorp MHC of NJ (44.7)	3.43	5,783	8.9	5.36	2.91	3.89	-11.83	-14.46	-14.25	0.69	0.55	7.60	7.60		93.97
MLVF	Malvern Fed Bncp MHC PA (44.6)	7.50	6,103	20.4	9.85	7.30	8.20	-8.54	-23.08	-21.79	-0.16	-0.19	11.21	11.21		113.93
MFLR	Mayflower Bancorp, Inc. of MA*	8.20	2,086	17.1	8.93	5.68	8.15	0.61	3.80	22.39	0.56	0.31	9.82	9.81		122.50
EBSB	Meridian Fn Serv MHC MA (41.8)	10.58	22,506	100.0	12.30	8.20	10.95	-3.38	11.25	21.61	0.44	0.40	9.17	8.67		76.79
CASH	Meta Financial Group of IA*	33.15	3,083	102.2	37.88	17.10	35.00	-5.29	51.72	58.61	2.98	2.41	22.64	21.75		311.81
MFSF	MutualFirst Fin. Inc. of IN*	7.01	6,985	49.0	9.71	5.51	7.20	-2.64	-9.43	17.22	0.20	0.30	14.69	13.95		206.43
NASB	NASB Fin, Inc. of Grandview MO*	13.49	7,868	106.1	31.78	12.71	13.85	-2.60	-55.70	-42.08	1.29	-2.38	21.01	20.68		179.96
NECB	NE Comm Bncrp MHC of NY (45.0)	6.15	13,225	36.6	7.85	4.40	5.89	4.41	-15.17	-6.39	-0.18	-0.18	8.15	8.0	l	39.09
NHTB	NH Thrift Bancshares of NH*	10.10	5,772	58.3	11.93	8.77	10.20	-0.98	-0.49	4.23	1.20	0.64	14.30	9.26		172.07
NVSL	Naug Vlly Fin MHC of CT (40.4) (8)	6.47	7,023	18.4	7.42	4.11	6.05	6.94	43.78	12.72	0.34	0.33	7.29	7.28		80.49
NFSB	Newport Bancorp, Inc. of RI*	11.93	3,639	43.4	12.99	10.91	11.88	0.42	-3.01	-2.61	0.34	0.37	13.86	13.86		123.77
FFFD	North Central Bancshares of IA*	15.27	1,351	20.6	19.66	13.33	13.85	10.25	-0.52	-4.38	1.10	0.91	28.50	28.50		334.66
NFBK	Northfield Bcp MHC of NY (43.6) (8)	10.99	43,541	209.7	15.30	10.57	11.00	-0.09	-11.58	-18.71	0.34	0.32	9.18	8.81		50.71
NWBI	Northwest Bancshares Inc of PA*	10.56	110,775	1.169.8	12.79	8.87	10.96	-3.65	14.78	-6.30	0.38	0.48	11.83	10.24		73.45
OBAF	OBA Financial Serv. Inc of MD*	11.00	4,629	50.9	11.50	9.95	11.12	-1.08	10.00	10.00	-0.23	0.11	17.27	17.27		81.79
OSHC	Ocean Shore Holding Co. of NJ*	10.70	7,308	78.2	11.81	7.68	10.38	3.08	14.19	19.55	0.71	0.71	13.66	13.66		109.30
OCFC	OceanFirst Fin. Corp of NJ*	11.09	18,823	208.7	13.56	9.37	11.86	-6.49	-17.30	-1.77	0.81	0.75	10.35	10.35		117.92
OABC	OmniAmerican Bancorp Inc of TX*	11.17	11,903	133.0	12.35	10.12	11.25	-0.71	11.70	11.70	0.11	-0.04	16.88	16.88		94.94
ONFC	Oneida Financial Corp. of NY*	7.75	7,165	55.5	10.95	7.25	7.69	0.78	-17.29	-20.92	0.52	0.53	11.69	8.22		86.93
ORIT	Oritani Financial Corp of NJ*	9.22	56,202	518.2	11.43	8.31	9.43	-2.23	-0.86	0.77	0.27	0.26	11.18	11.18		43.49
PSBH	PSB Hldgs Inc MHC of CT (42.9)	3.97	6,529	11.1	5.33	2.61	4.30	-7.67	4.75	16.76	-0.71	0.35	6.78	5.65		75.84
PVFC	PVF Capital Corp. of Solon OH*	1.93	25,642	49.5	4.39	1.58	1.98	-2.53	-11.87	-0.52	-0.15	-0.34	3.33	3.33		34.68
PFED	Park Bancorp of Chicago IL*	4.27	1,193	5.1	8.60	3.14	4.26	0.23	-39.94	31.38	-4.07	-4.05	18.22	18.22		179.48
PVSA	Parkvale Financial Corp of PA*	6.46	5,529	35.7	12.39	6.25	7.11	-9.14	-28.22	-7.05	-3.27	-3.02	15.77	10.61		333.22
PBHC	Pathfinder BC MHC of NY (36.3)	6.00	2,485	5.4	8.00	5.11	6.30	-4.76	-7.12	7.14	0.74	0.63	9.97	8.43		159.49
PEOP	Peoples Fed Bancshrs Inc of MA*	10.30	7,142	73.6	10.85	10.10	10.37	-0.68	3.00	3.00	0.28	0.22	15.45	15.45		76.39
PBCT	Peoples United Financial of CT*	12.63	367,700	4,644.1	17.16	12.62	13.24	-4.61	-21.31	-24.37	0.22	0.23	14.72	9.89		59.70
PROV	Provident Fin. Holdings of CA*	5.38	11,407	61.4	10.49	2.43	5.33	0.94	-34.15	94.93	0.10	-0.86	11.20	11.20		122.68
PBNY	Provident NY Bncrp, Inc. of NY*	7.92	38,628	305.9	10.62	7.86	8.07	-1.86	-15.47	-6.16	0.52	0.41	11.11	6.84		76.72
PBIP	Prudential Bncp MHC PA (29.3)	6.30	10,031	19.1	11.15	5.52	7.05	-10.64	-40.68	-33.82	0.32	0.35	5.63	5.63		53.66
PULB	Pulaski Fin Cp of St. Louis MO*	6.25	10,307	64.4	8.64	5.50	6.48	-3.55	-27.66	-6.72	-0.12	-0.39	8.07	7.67		134.67
RIVR	River Valley Bancorp of IN*	14.95	1,510	22.6	16.45	11.36	14.61	2.33	22.04	19.60	1.81	1.55	17.91	17.86		261.22
RVSB	Riverview Bancorp, Inc. of WA*	1.92	10,924	21.0	4.39	1.76	1.98	-3.03	-41.64	-14.29	-0.37	-0.36	7.85	5.48		79.04
RCKB	Rockville Fin MHC of CT (43.3)	11.43	18,853	93.3	14.12	8.82	10.90	4.86	-19.05	8.86	0.61	0.57	8.61	8.55		84.97
ROMA	Roma Fin Corp MHC of NJ (26.9)	10.26	30,781	85.4	13.19	10.11	10.51	-2.38	-19.15	-16.99	0.14	0.19	7.03	7.01		47.33
ROME	Rome Bancorp, Inc. of Rome NY*	9.31	6,778	63.1	9.95	7.61	9.32	-0.11	7.01	16.96	0.53	0.49	9.04	9.04		48.63

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 222011
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part One
Prices As Of August 30, 2010

											Current Per Share Financials
		Market Capitalization			Price Change Data									Tangible
			Shares	Market	52 Week (1)			% Change From			Trailing	12 Mo.	Book	Book
		Price/	Outst-	Capital-			Last	Last	52 Wks	MostRcnt	12 Mo.	Core	Value/	Value/	Assets/
Financial Institution		Share (1)	anding	ization (9)	High	Low	week	week	Ago (2)	YrEnd (2)	EPS (3)	EPS (3)	Share	Share (4)	Share
		($)	(000)	($Mil)	($)	($)	($)	(%)	(%)	(%)	($)	($)	($)	($)	($)

NASDAQ Listed OTC Companies (continued)
SIFI	SI Fin Gp Inc MHC of CT (38.2)	6.64	11,777	29.9	7.00	4.15	6.60	0.61	54.78	26.48	0.19	0.17	6.89	6.54	75.52
SVBI	Severn Bancorp, Inc. of MD*	4.01	10,067	40.4	6.57	1.55	4.37	-8.24	7.22	59.13	-0.86	-0.88	7.85	7.82	99.56
SUPR	Superior Bancorp of AL (8)*	1.16	12,560	14.6	4.50	1.13	1.32	-12.12	-57.04	-64.74	-5.80	-6.35	11.02	9.85	267.38
THRD	TF Fin. Corp. of Newtown PA*	22.11	2,685	59.4	22.99	17.66	22.49	-1.69	18.24	16.55	1.47	1.27	27.31	25.62	268.44
TFSL	TFS Fin Corp MHC of OH (26.3)	8.98	308,315	729.1	14.46	8.98	9.23	-2.71	-21.50	- 26.03	0.03	-0.04	5.71	5.68	35.48
TBNK	Territorial Bancorp, Inc of HI*	16.88	12,233	206.5	21.23	15.47	17.37	-2.82	5.50	-6.48	0.69	0.91	18.23	18.23	118.27
TSBK	Timberland Bancorp, Inc. of WA*	3.90	7,045	27.5	5.33	2.90	3.95	-1.27	-14.85	-12.16	-0.45	-0.27	9.93	9.04	103.96
TRST	TrustCo Bank Corp NY of NY*	5.33	76,873	409.7	7.18	5.22	5.46	-2.38	-15.66	-15.40	0.40	0.37	3.32	3.31	49.81
UCBA	United Comm Bncp MHC IN (40.7)	7.05	7,846	22.5	8.00	6.06	7.21	-2.22	8.96	14.63	0.10	0.09	7.11	7.11	56.16
UCFC	United Community Fin. of OH*	1.20	30,898	37.1	2.30	1.15	1.33	-9.77	-13.67	-17.24	-0.88	-1.08	6.88	6.87	74.90
UBNK	United Financial Bncrp of MA*	13.50	16,359	220.8	15.16	11.31	13.76	-1.89	9.85	2.97	0.48	0.59	13.64	13.13	94.44
UWBK	United Western Bncp, Inc of CO*	0.45	29,377	13.2	5.56	0.44	0.52	-13.46	-91.62	-83.70	-3.17	-2.07	3.99	3.99	75.61
VPFG	ViewPoint Financal Group of TX*	8.95	34,865	312.0	12.73	8.61	9.31	-3.87	-0.89	-13.02	0.13	0.35	10.76	10.73	75.77
WSB	WSB Holdings, Inc. of Bowie MD*	2.30	7,896	18.2	4.65	1.70	2.50	-8.00	0.44	-0.86	-0.80	-0.87	6.61	6.61	52.90
WSFS	WSFS Financia1 Corp. of DE*	36.83	7,117	262.1	46.00	24.16	37.00	-0.46	28.10	43.70	0.16	0.48	36.90	35.02	532.79
WVFC	WVS Financial Corp. of PA*	10.30	2,057	21.2	15.71	8.31	11.50	-10.43	-32.24	-27.72	0.44	0.52	14.15	14.15	183.37
WFSL	Washington Federa1, Inc. of WA*	14.05	112,474	1,580.3	21.65	14.04	14.98	-6.21	-8.05	-27.35	0.94	1.32	16.15	13.87	122.72
WSBF	Waterstone Fin MHC of WI (26.2)	3.79	31,250	31.1	5.49	1.75	3.93	-3.56	-24.65	84.88	-0.28	-0.58	5.55	5.55	60.19
WAYN	Wayne Savings Bancshares of OH*	8.00	3,004	24.0	9.06	4.80	8.00	0.00	50.94	37.69	0.78	0.71	12.64	11.95	135.64
WFD	Westfield Fin. Inc. of MA*	7.58	29,244	221.7	10.37	7.23	7.48	1.34	-17.79	-8.12	0.14	0.13	8.19	8.19	42.23

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 22201
(703) 528-1700

Exhibit 1
Weekly Thrift Market Line - Part Two
Prices As Of August 30, 2010

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
	Equity/ Assets	Tang. Equity/ Assets						NPAs Assets	Resvs/ NPAs	Resvs/ Loans	Price/ Earning	Price/ Book	Price/ Assets	Price/ Tang. Book	Price/ Core Earnings	Ind. Div./ Share	Divi- dend Yield	Payout Ratio (7)
			Reported Earnings			Core Earnings
Financial Institution			ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)

Market Averages. All Public Companies (no MHCs)

All Public Companies (110)	11.13	10.33	-0.16	0.33	2.40	-0.22	-0.66	4.06	56.54	1.77	18.42	69.54	8.07	77.31	17.62	0.24	2.05	31.48
NYSE Traded Companies (6)	9.48	6.61	-0.69	5.64	5.43	-0.94	6.08	4.69	38.02	2 .56	19.68	84.16	8.45	125.27	20.38	0.37	2.82	58.79
AMEX Traded Companies (1)	9.74	9.30	0.94	9.99	11.57	0.91	9.68	2.35	49.04	1.48	8.64	83.87	8.17	88.23	8.93	1.42	4.75	41.04
NASDAQ Listed OTC Companies (103)	11.24	10.56	-0.14	0.00	2.15	-0.19	-1.04	4.04	58.63	1.72	18.51	68.52	8.04	74.32	17.57	0.22	1.98	30.08
California Companies (4)	7.45	7.45	0.05	-0.12	5.22	-0.23	-3.50	9.57	34.62	2.69	5.55	54.96	4.46	54.96	7.69	0.07	1.06	20.00
Florida Companies (2)	2.72	2.56	-3.33	-38.41	0.00	-3.46	-39.92	12.73	31.70	3.63	NM	56.51	1.28	66.30	NM	0.00	0.00	0.00
Mid-Atlantic Companies (34)	11.14	10.16	0.22	2.30	2.37	0.24	2.57	2.55	55.58	1.39	17.15	81.54	9.09	93.83	17.24	0.33	2.89	49.09
Mid-West Companies (31)	9.21	8.7l	-0.39	-0.79	3.11	-0.62	-2.91	4.84	40.52	2.07	18.66	56.60	5.22	60.05	17.39	0.19	1.78	21.61
New England Companies (17)	14.17	12.56	0.30	2.80	2.86	0.30	2.67	1.08	123.75	1.14	20.95	83.20	11.87	97.55	20.82	0.30	2.29	28.50
North-West Companies (4)	11.73	10.43	-1.10	-6.73	-8.04	-0.99	-5.81	8.74	26.40	2.39	14.95	47.63	5.83	54.81	10.64	0.05	0.36	21.28
South-East Companies (12)	12.25	11.76	-0.54	-0.90	1.78	-0.44	0.17	4.07	63.01	2.11	18.28	62.49	8.20	65.37	16.65	0.23	1.53	8.21
South-West Companies (2)	15.99	15.97	0.15	1.23	1.22	0.21	1.93	0.85	60.85	1.02	NM	74.68	11.79	74.79	25.57	0.08	0.89	0.00
Western Companies (Excl CA) (4)	14.94	14.94	-0.36	3.57	5.17	-0.48	-13.53	0.25	48.36	1.94	23.80	69.72	12.52	69.72	15.10	0.20	1.62	46.29
Thrift Strategy (104)	11.16	10.40	-0.13	0.38	2.56	-0.19	-0.48	3.65	57.75	1.68	18.42	69.30	8.08	76.79	17.62	0.24	2.08	31.30
Mortgage Banker Strategy (3)	5.39	5.23	-1.77	0.95	1.86	-2.21	-8.18	10.29	35.66	4.41	NM	64.23	2.86	74.02	NM	0.02	0.37	40.00
Real Estate Strategy (1)	9.60	9.60	-0.43	-6.38	-7.77	-0.98	-14.47	9.73	35.01	4.69	NM	57.96	5.57	57.96	NM	0.00	0.00	0.00
Diversified Strategy (2)	15.79	12.31	0.21	0.96	1.09	0.24	1.38	2.30	71.35	1.80	NM	92.81	14.03	116.44	NM	0.55	3.11	0.00
Companies Issuing Dividends (69)	11.46	10.44	0.31	2.85	3.81	0.28	2.66	2.81	56.14	1.47	17.48	79.45	9.29	90.16	17.35	0.38	3.22	44.07
Companies Without Dividends (41)	10.55	10.14	-0.99	-4.80	-1.06	-1.10	-7.19	6.06	57.17	2.27	21.69	52.25	5.94	54.90	18.90	0.00	0.00	0.00
Equity/Assets <6% (14)	4.58	4.35	-2.43	-13.91	-11.49	-2.51	-17.61	8.10	41.08	3.41	NM	40.66	1. 80	44.72	NM	0.07	1.19	0.00
Equity/Assets 6-12% (58)	8.88	8.37	0.11	1.86	3.32	0.02	0.79	4.00	56.83	1.66	15.55	70.56	6.12	75.87	15.93	0.28	2.16	30.14
Equity/Assets >12% (38)	16.56	15.16	0.14	0.66	1.84	0.13	0.82	2.44	62.65	1.39	23.49	77.12	12.97	89.76	20.81	0.23	2.15	34.24
Converted Last 3 Mths (no MHC) (7)	16.14	15.43	0.36	3.66	3.66	0.39	4.12	0.85	60.85	1.24	23.82	69.21	11.44	73.91	21.82	0.18	2.12	12.66
Actively Traded Companies (5)	8.71	7.93	0.25	3.06	0.58	0.35	3.95	0.00	0.00	1.70	11.02	77.89	6.91	84.83	9.40	0.38	1.99	20.31
Market Value Below $20 Million (23)	7.64	7.54	-1.25	-6.94	0.56	-1.27	-9.60	6.10	37.39	2.34	12.91	45.41	3.66	46.02	19.32	0.10	0.99	28.98
Holding Company Structure (105)	11.16	10.35	-0.19	0.02	2.01	-0.25	-0.92	4.06	56.54	1.78	18.78	68.91	8.06	76.63	17.76	0.23	2.06	31.50
Assets Over $1 Billion (52)	11.48	10.33	-0.14	0.98	2.35	-0.19	-0.44	3.85	55.59	1.78	19.34	76.37	9.05	88.61	18.77	0.25	2.38	38.38
Assets $500 Million-$l Billion (33)	10.27	9.59	-0.16	-0.13	1.74	-0.22	-0.47	5.20	45.49	1.89	18.40	61.60	6.77	66.37	12.97	0.22	1.58	21.80
Assets $250-$500 Million (20)	11.90	11.64	-0.01	2.01	4.03	-0.10	1.02	3.04	85.05	1.56	16.78	68.30	8.35	71.56	20.20	0.27	2.24	28.45
Assets less than $250 Million (5)	9.91	9.84	-1.00	-9.12	-0.66	-1.07	-9.93	3.11	31.58	1.58	16.46	56.98	5.48	57.25	21.40	0.14	0.91	74.73
Goodwill Companies (65)	10.36	9.01	-0.03	1.12	1.98	-0.05	0.86	3.35	56.98	1.64	17.64	71.38	7.55	84.57	16.83	0.30	2.56	34.49
Non-Goodwill Companies (45)	12.22	12.22	-0.34	-0.91	3.07	-0.46	-2.97	5.97	55.37	1.95	19.80	66.90	8.81	66.90	18.99	0.16	1.32	27.46
Acquirors of FSLIC Cases (1)	13.16	11.52	0.83	6.38	6.69	1.17	8.96	0.00	0.00	1.86	14.95	87.00	11.45	101.30	10.64	0.20	1.42	21.28

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)
ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1100 North Glebe Road, Suite 1100
Arlington, Virginia 22201
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of August 30, 2010

	Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
	Equity/ Assets	Tang. Equity/ Assets						NPAs Assets	Resvs/ NPAs	Resvs/ Loans	Price/ Earning	Price/ Book	Price/ Assets	Price/ Tang. Book	Price/ Core Earnings	Ind. Div./ Share	Divi- dend Yield	Payout Ratio (7)
			Reported Earnings			Core Earnings
Financial Institution			ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)
	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)

Market Averages. MHC Institutions

All Public Companies (32)	12.89	12.24	0.19	1.90	1.29	0.27	2.50	4.95	37.13	1. 33	19.45	100.99	13.50	107.04	20.28	0.17	1. 92	24.35
NASDAQ Listed OTC Companies (32)	12.89	12.24	0.19	1.90	1.29	0.27	2.50	4.95	37.13	1. 33	19.45	100.99	13.50	107.04	20.28	0.17	1. 92	24.35
Mid-Atlantic Companies (17)	12.56	12.11	0.21	2.58	2.17	0.31	3.11	8.94	24.62	1.46	17.99	99.69	12.78	104.16	18.84	0.17	1.90	27.10
Mid-West Companies (7)	15.61	14.45	0.16	0.81	0.85	0.00	-0.62	4.14	42.36	1.30	11.75	104.40	17.42	114.35	16.02	0.21	2.60	0.00
New England Companies (5)	10.03	9.42	0.18	0.97	-1.38	0.51	4.86	1.79	44.43	0.90	25.91	100.76	10.31	106.88	24.23	0.09	0.98	34 .17
Thrift Strategy (32)	12.89	12.24	0.19	1.90	1.29	0.27	2.50	4.95	37.13	1.33	19.45	100.99	13.50	107.04	20.28	0.17	1.92	24.35
Companies Issuing Dividends (22)	13.70	13.13	0.17	1.94	0.96	0.27	2.52	6.10	40.60	1.29	20.30	104.42	14.60	109.62	21.04	0.25	2.82	48.70
Companies Without Dividends (10)	11.16	10.34	0.24	1.81	1.98	0.27	2.45	3.81	33.68	1.39	18.25	93.70	11.17	101.57	19.40	0.00	0.00	0.00
Equity/Assets 6-12% (19)	9.74	9.35	0.33	3.28	3.24	0.36	3.67	3.56	40.50	1.26	17.81	93.57	9.28	97.43	18.77	0.12	1.29	26.67
Equity/Assets >12% (13)	16.90	15.93	0.02	0.14	-1.19	0.15	1.01	6.90	32.43	1.42	24.37	110.43	18.88	119.28	25.33	0.22	2.72	17.39
Market Value Below $20 Million (2)	7.17	6.71	0.61	8.20	16.22	0.50	6.72	0.00	0.00	1.26	6.54	52.66	3.71	58.15	7.88	0.06	1.00	8.11
Holding Company Structure (29)	12.87	12.16	0.15	1.62	1.02	0.23	2.25	4.95	37.13	1.39	18.54	99.59	13.33	106.17	19.76	0.16	1. 82	20.88
Assets Over $1 Billion (11)	13.66	12.96	0.39	2.81	1.82	0.31	1.94	3.96	38.65	1.20	24.32	122.80	17.09	129.83	26.23	0.11	1.16	7.87
Assets $500 Million-$l Billion (l0)	12.06	11.94	-0.27	-0.39	-1.07	-0.02	1.05	8.56	28.34	1.87	19.87	76.73	9.25	77.81	21.10	0.10	1.60	41.89
Assets $250-$500 Million (l0)	11.40	10.94	0.32	2.72	2.48	0.45	4.29	2.07	42.36	1.09	13.04	92.16	10.74	96.30	13.84	0.24	2.64	31. 80
Assets less than $250 Million (1)	24.31	19.31	0.00	0.00	0.00	0.00	0.00	1.30	54.31	0.87	NM	129.67	31.52	174.00	NM	0.40	4.18	0.00
Goodwill Companies (19)	13.76	12.51	0.25	2.13	1.78	0.32	3.03	2.68	42.70	1.14	21.16	107.65	15.43	119.29	22.35	0.12	1.34	14.84
Non-Goodwill Companies (13)	11.95	11.95	0.13	1.64	0.76	0.21	1.92	11.78	20.45	1.57	17.06	93.78	11.41	93.78	16.97	0.22	2.54	43.37
MHC Institutions (32)	12.89	12.24	0.19	1.90	1.29	0.27	2.50	4.95	37.13	1.33	19.45	100.99	13.50	107.04	20.28	0.17	1.92	24.35

(1)	Average of high/low or bid/ask price per share.
(2)	Or since offering price if converted or first listed in the past 52 weeks. Percent change figures are actual year-to-date and are not annualized
(3)	EPS (earnings per share) is based on actual trailing twelve month data and is not shown on a pro forma basis.
(4)	Excludes intangibles (such as goodwill, value of core deposits, etc.).
(5)
ROA (return on assets) and ROE (return on equity) are indicated ratios based on trailing twelve month common earnings and average common equity and assets balances; ROI (return on investment) is current EPS divided by current price.

(6)	Annualized, based on last regular quarterly cash dividend announcement.
(7)	Indicated dividend as a percent of trailing twelve month earnings.
(8)	Excluded from averages due to actual or rumored acquisition activities or unusual operating characteristics.

*
Parentheses following market averages indicate the number of institutions included in the respective averages. All figures have been adjusted for stock splits, stock dividends, and secondary offerings.

Source:
SNL Financial, LC. and RP Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP Financial, LC.

RP FINANCIAL, LC.
Financial Services Industry Consultants
1l00 North Glebe Road, Suite 1100
Arlington, Virginia 22201
(703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of August 30, 2010

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution		Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)
NYSE Traded Companies
AF	Astoria Financial Corp. of NY*	6.24	5.35	0.22	3.72	3.87	0.19	3.15	2.63	40.73	1.37	25.87	94.97	5.92	111.84	30.51	0.52	4.37	NM
BBX	BankAtlantic Bancorp Inc of FL*	1.66	1.34	-3.62	NM	NM	-3.74	NM	12.73	31.70	5.25	NM	80.42	1.33	100.00	NM	0.00	0.00	NM
FBC	Flagstar Bancorp, Inc. of MI*	5.85	5.85	-3.33	NM	NM	-4.99	NM	NA	NA	5.75	NM	41.68	2.44	41.68	NM	0.00	0.00	NM
NYB	New York community Bcrp of NY*	12.97	7.39	1.34	10.37	7.56	1.65	12.83	1.95	17.20	0.48	13.22	124.70	16.17	232.84	10.68	1.00	6.41	NM
NAL	NewAlliance Bancshares of CT*	16.80	11.11	0.68	4.03	4.45	0.66	3.95	NA	NA	1.11	22.49	88.80	14.92	143.50	22.91	0.28	2.26	50.91
PFS	Provident Fin. Serv. Inc of NJ*	13.35	8.61	0.58	4.45	5.84	0.57	4.38	1.44	62.45	1.42	17.14	74.41	9.93	121.74	17.40	0.44	3.89	66.67

AMEX Traded Companies
TSH	Teche Hlding Cp of N Iberia LA*	9.74	9.30	0.94	9.99	11.57	0.91	9.68	2.35	49.04	1.48	8.64	83.87	8.17	88.23	8.93	1.42	4.75	41.04

NASDAQ Listed OTC Companies
ABBC	Abington Bancorp, Inc. of PA*	16.76	16.76	-0.43	-2.43	-2.58	-0.43	-2.43	2.78	20.29	0.96	NM	96.46	16.16	96.46	NM	0.20	1.99	NM
ALLB	Alliance Bank MHC of PA (40.7)	10.83	10.83	0.22	2.07	2.00	0.22	2.07	NA	NA	1.46	NM	103.45	11.20	103.45	NM	0.12	1.60	NM
ABCW	Anchor BanCorp Wisconsin of WI (8)*	0.08	-0.10	-2.91	NM	NM	-3.09	NM	12.12	34.39	5.16	NM	NM	0.34	NM	NM	0.00	0.00	NM
AFCB	Athens Bancshares, Inc. of TN*	17.81	17.68	0.06	0.44	0.55	0.07	0.51	NA	NA	1.64	NM	59.96	10.68	60.49	NM	0.20	1.85	NM
ACFC	Atl Cst Fed Cp of GA MHC (34.9) (8)	6.17	6.15	-3.05	-43.03	NM	-2.63	-37.05	5.07	22.42	1.67	NM	57.14	3.52	57.28	NM	0.00	0.00	NM
BCSB	BCSB Bancorp, Inc. of MD*	8.11	8.10	-0.32	-3.13	-6.15	-0.34	-3.34	2.23	45.31	1.56	NM	60.30	4.89	60.37	NM	0.00	0.00	NM
BKMU	Bank Mutual Corp of WI*	11.41	10.01	0.16	1.36	2.38	-0.21	-1.81	NA	NA	1.52	NM	58.11	6.63	67.24	NM	0.12	2.38	NM
BFIN	BankFinancial Corp. of IL*	16.57	15.16	0.01	0.08	0.11	0.05	0.32	4.25	28.52	1.66	NM	71.43	11.84	79.42	NM	0.28	3.18	NM
BFED	Beacon Federal Bancorp of NY*	9.92	9.92	0.48	5.06	7.92	0.54	5.63	NA	NA	2.17	12.63	61.19	6.07	61.19	11.34	0.20	2.00	25.32
BNCL	Beneficial Mut MHC of PA (44.1)	13.52	11.17	0.55	3.96	3.71	0.50	3.58	2.49	41.90	1.81	26.97	103.59	14.01	128.81	29.86	0.00	0.00	0.00
BHLB	Berkshire Hills Bancorp of MA*	14.00	8.16	-0.58	-3.95	-6.32	-0.58	-3.95	NA	NA	1.57	NM	64.12	8.98	117.45	NM	0.64	3.64	NM
BOFI	Bofi Holding, Inc. Of CA*	8.78	8.78	1.51	19.57	18.03	1.09	14.12	NA	NA	0.75	5.55	91.02	7.99	91.02	7.69	0.00	0.00	0.00
BYFC	Broadway Financial Corp. of CA*	3.13	3.13	-1.21	-19.26	NM	-1.16	-18.41	11.30	29.62	4.01	NM	28.89	0.90	28.89	NM	0.04	1.40	NM
BRKL	Brookline Bancorp, Inc. of MA*	18.51	17.10	0.96	5.17	4.70	0.89	4.81	0.61	187.53	1.41	21.28	109.71	20.31	120.87	22.88	0.34	3.72	NM
BFSB	Brooklyn Fed MHC of NY (28.2)	13.96	13.96	-2.64	-17.20	-29.43	-1.00	-6.53	19.04	21.80	5.15	NM	64.61	9.02	64.61	NM	0.04	1.09	NM
CITZ	CFS Bancorp, Inc of Munster IN*	10.30	10.29	-0.09	-0.87	-1.93	-0.06	-0.58	7.41	21.70	2.33	NM	44.81	4.61	44.85	NM	0.04	0.86	NM
CMSB	CMS Bancorp Inc of W Plains NY*	8.75	8.75	-0.10	-1.15	-1.24	-0.25	-2.83	NA	NA	0.46	NM	92.19	8.06	92.19	NM	0.00	0.00	NM
CBNJ	Cape Bancorp, Inc. of NJ*	12.21	10.27	-1.53	-12.61	-16.53	-1.32	-10.89	NA	NA	1.51	NM	76.30	9.31	92.71	NM	0.00	0.00	NM
CFFN	Capitol Fd Fn MHC of KS (29.5) (8)	11.23	11.23	0.83	7.38	3.68	0.82	7.30	0.71	25.69	0.29	27.19	197.07	22.14	197.07	27.48	2.00	7.82	NM
CARV	Carver Bancorp, Inc. of NY*	5.03	5.01	-0.51	-6.56	NM	-0.43	-5.54	NA	NA	2.40	NM	29.59	1.49	29.73	NM	0.10	2.07	NM
CEBK	Central Bncrp of Somerville MA*	6.80	6.41	0.33	4.15	10.87	0.36	4.45	NA	NA	0.74	9.20	46.65	3.17	49.75	8.57	0.20	1.99	18.35
CFBK	Central Federal corp. of OH*	3.68	3.62	-5.31	NM	NM	-5.47	NM	5.05	72.44	4.41	NM	44.53	1.64	45.27	NM	0.00	0.00	NM
CHEV	Cheviot Fin Cp MHC of OH (38.5)	19.97	19.97	0.49	2.44	2.24	0.44	2.18	NA	NA	0.45	NM	107.46	21.46	107.46	NM	0.44	5.18	NM
CBNK	Chicopee Bancorp, Inc. of MA*	16.98	16.98	-0.27	-1.55	-2.09	-0.13	-0.74	NA	NA	0.94	NM	73.81	12.53	73.81	NM	0.00	0.00	NM
CZWI	Citizens Comm Bncorp Inc of WI*	9.78	8.76	0.13	1.38	3.45	0.27	2.75	1.79	33.34	0.75	29.00	39.44	3.86	44.57	14.50	0.00	0.00	0.00
CSBC	Citizens South Bnkg Corp of NC*	7.04	6.87	-2.27	-22.36	NM	-0.94	-9.27	NA	NA	1.26	NM	79.62	5.61	81.75	NM	0.16	2.90	NM
CSBK	Clifton Svg Bp MHC of NJ (36.4)	15.75	15.75	0.72	4.33	3.53	0.72	4.33	NA	NA	0.43	28.31	122.35	19.27	122.35	28.31	0.24	2.92	NM
COBK	Colonial Financia1 Serv. of NJ*	11.22	11.22	0.34	4.58	4.92	0.50	6.77	NA	NA	0.84	20.31	61.79	6.93	61.79	13.73	0.00	0.00	0.00
CFFC	Community Fin.Corp. of VA*	6.81	6.81	0.57	6.40	16.32	0.57	6.40	NA	NA	1.62	6.13	50.46	3.44	50.46	6.13	0.00	0.00	0.00
DNBK	Danvers Bancorp, Inc. of MA*	11.63	10.42	0.58	4.94	4.08	0.54	4.53	0.81	79.58	0.98	24.52	108.72	12.64	122.93	26.71	0.08	0.53	13.11
DCOM	Dime Community Bancshars of NY*	7.59	6.33	0.89	12.05	8.48	0.92	12.40	0.50	112.94	0.67	11.79	134.58	10.21	163.47	11.46	0.56	4.57	53.85
ESBF	ESB Financial Corp. of PA*	8.91	6.87	0.66	7.79	8.45	0.69	8.16	0.30	107.90	0.93	11.84	87.93	7.83	116.56	11.31	0.40	3.16	37.38
ESSA	ESSA Bancorp, Inc. of PA*	16.55	16.55	0.46	2.68	3.28	0.41	2.38	NA	NA	0.95	30.53	84.15	13.93	84.15	34.34	0.20	1.82	55.56
EBMT	Eagle Bancorp Montanta of MT*	15.38	15.38	0.99	NM	8.59	0.99	NM	NA	NA	0.62	11.65	74.86	11.51	74.86	11.65	0.28	3.04	35.44
ESBK	Elmira Svgs Bank, FSB of NY*	7.56	5.08	0.65	6.00	10.44	0.49	4.53	NA	NA	1.00	9.58	83.07	6.28	126.78	12.70	0.80	5.00	47.90
FFDF	FFD Financial Corp of Dover OH*	9.08	9.08	0.48	5.13	6.07	0.37	3.95	NA	NA	1.09	16.46	83.73	7.61	83.73	21.40	0.68	4.54	74.73
FFCO	FedFirst Fin MHC of PA (42.5) (8)	12.34	12.00	0.25	2.09	2.86	0.25	2.09	NA	NA	1.14	35.00	70.50	8.70	72.81	35.00	0.00	0.00	0.00
FSBI	Fidelity Bancorp, Inc. of PA*	5.86	5.51	-0.45	-6.78	-21.06	-0.18	-2.72	2.30	34.90	1.46	NM	37.30	2.19	39.87	NM	0.08	1.57	NM
FABK	First Advantage Bancorp of TN*	19.72	19.72	0.20	1.02	1.59	0.19	0.96	NA	NA	1.29	NM	65.97	13.01	65.97	NM	0.20	1.87	NM
FBSI	First Bancshares, Inc. of MO*	11.22	11.16	-0.40	-3.73	-6.82	-0.45	-4.17	3.11	31.58	1.82	NM	54.98	6.17	55.30	NM	0.00	0.00	NM
FCAP	First Capital, Inc. of IN*	10.43	9.34	0.52	5.05	5.65	0.45	4.34	NA	NA	1.26	17.71	87.86	9.16	99.34	20.62	0.76	5.05	NM
FCLF	First Clover Leaf Fin Cp of IL*	13.81	11.84	0.20	1.52	2.78	0.16	1.22	NA	NA	1.50	36.00	55.10	7.61	65.77	NM	0.24	4.44	NM
FCFL	First Community Bk Corp of FL*	3.79	3.79	-3.05	-38.41	NM	-3.17	-39.92	NA	NA	2.00	NM	32.59	1.24	32.59	NM	0.00	0.00	NM
FDEF	First Defiance Fin. Corp of OH*	9.91	6.97	0.12	1.04	3.31	0.04	0.38	2.62	72.68	2.45	30.23	36.44	3.61	53.48	NM	0.00	0.00	0.00
FFNM	First Fed of N. Michigan of MI*	10.36	10.05	-2.72	-25.43	NM	-2.81	-26.24	NA	NA	1.87	NM	30.55	3.16	31.60	NM	0.00	0.00	NM
FFBH	First Fed. Bancshares of AR*	4.16	4.16	-5.84	NM	NM	-5.89	NM	12.45	37.37	6.70	NM	29.55	1.23	29.55	NM	0.00	0.00	NM
FFNW	First Fin NW, Inc of Renton WA*	14.29	14.29	-4.31	-25.04	NM	-4.40	-25.54	14.06	16.25	2.98	NM	39.78	5.69	39.78	NM	0.00	0.00	NM
FFCH	First Fin. Holdings Inc. of SC*	7.79	6.71	-1.18	-12.26	-26.45	-1.10	-11.47	NA	NA	3.34	NM	59.39	4.62	69.72	NM	0.20	2.15	NM
FFHS	First Franklin Corp. of OH*	7.76	7.76	-0.82	-10.78	-18.66	-1.32	-17.32	NA	NA	2.14	NM	60.05	4.66	60.05	NM	0.00	0.00	NM
FPTB	First PacTrust Bancorp of CA*	8.77	8.77	-0.19	-1.75	-4.23	-0 .17	-1.53	NA	NA	2.44	NM	51.89	4.55	51.89	NM	0.20	2.12	NM
FPFC	First Place Fin. Corp. of OH*	5.82	5.56	-1.06	-12.77	NM	-1.49	-17.91	NA	NA	1.78	NM	33.64	1.96	35.34	NM	0.00	0.00	NM

RP FINANCIAL, LC.
Financial Services Industry Consultants 1100 North Glebe Road, Suite 1100 Arlington, Virginia 22201 (703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of August 30, 2010

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution		Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)

NASDAQ Listed OTC Companies (continued)
FSFG	First Savings Fin. Grp. of IN*	10.68	9.15	0.53	4.42	7.26	0.69	5.74	NA	NA	1.20	13.77	60.23	6.43	71.56	10.60	0.00	0.00	0.00
FFIC	Flushing Fin. Corp. of NY*	8.93	8.54	0.65	7.40	8.00	0.72	8.16	2.80	21.76	0.79	12.51	89.55	7.99	93.96	11.33	0.52	4.78	59.77
FXCB	Fox Chase Bancorp, Inc. of PA*	16.38	16.38	-0.09	-0.87	-0.85	-0.09	-0.87	NA	NA	1.74	NM	67.94	11.13	67.94	NM	0.00	0.00	NM
GSLA	GS Financial Corp. of LA*	10.36	10.36	0.03	0.31	0.57	-0.21	-2.01	4.32	29.07	1.81	NM	54.28	5.63	54.28	NM	0.40	3.27	NM
GCBC	Green Co Bcrp MHC of NY (44.1)	8.98	8.98	1.03	11.53	6.90	1.03	11.53	NA	NA	1.34	14.50	159.72	14.35	159.72	14.50	0.70	4.06	58.82
HFFC	HF Financial Corp. of SD*	7.59	7.22	0.54	7.70	9.90	0.41	5.79	NA	NA	1.07	10.10	69.56	5.28	73.42	13.41	0.45	4.79	48.39
HMNF	HMN Financial, Inc. of MN*	6.75	6.75	-1.02	-10.69	NM	-1.13	-11.89	NA	NA	3.36	NM	25.21	1.70	25.21	NM	0.00	0.00	NM
HBNK	Hampden Bancorp, Inc. of MA*	16.25	16.25	-0.15	-0.90	-1.19	-0.15	-0.90	NA	NA	NA	NM	76.92	12.50	76.92	NM	0.12	1.19	NM
HARL	Harleysville Svgs Fin Cp of PA*	6.05	6.05	0.59	9.74	9.00	0.59	9.81	NA	NA	0.47	11.11	104.97	6.36	104.97	11.03	0.76	5.07	56.30
HBOS	Heritage Fn Gp MHC of GA (24.3) (8)	10.73	10.49	-0.24	-2.01	-1.38	-0.34	-2.85	NA	NA	1.54	NM	146.54	15.73	150.35	NM	0.36	4.14	NM
HIFS	Hingham Inst. for Sav. of MA*	7.10	7.10	0.99	13.99	11.22	0.98	13.86	NA	NA	0.86	8.91	118.54	8.41	118.54	8.99	0.92	2.39	21.30
HBCP	Home Bancorp Inc. Lafayette LA*	18.71	18.50	0.64	2.89	3.46	0.82	3.72	0.40	133.23	0.83	28.89	83.07	15.54	84.25	22.41	0.00	0.00	0.00
HOME	Home Federal Bancorp Inc of ID*	23.67	23.67	0.72	2.84	2.83	-1.26	-4.94	NA	NA	3.74	35.29	100.16	23.71	100.16	NM	0.22	1.78	62.86
HFBC	HopFed Bancorp, Inc. of KY*	8.66	8.58	0.24	2.86	3.98	0.11	1.27	NA	NA	1.35	25.14	65.58	5.68	66.25	NM	0.48	5.30	NM
HCBK	Hudson City Bancorp. Inc of NJ*	9.10	8.86	0.94	10.55	9.37	0.87	9.76	NA	NA	0.60	10.67	108.45	9.87	111.63	11.54	0.60	5.25	56.07
ISBC	Investors Bcrp MHC of NJ (43.6)	10.03	9.77	0.61	6.06	4.25	0.54	5.39	NA	NA	0.99	23.53	136.82	13.72	140.82	26.48	0.00	0.00	0.00
JXSB	Jacksonville Bancorp Inc of IL*	11.78	10.86	0.51	5.93	7.71	0.34	3.90	NA	NA	1.50	12.97	56.10	6.61	60.83	19.71	0.30	2.93	37.97
JFBI	Jefferson Bancshares Inc of TN*	12.08	8.73	0.16	1.33	4.42	0.04	0.33	NA	NA	2.17	22.63	30.09	3.63	43.25	NM	0.00	0.00	0.00
KFED	K-Fed Bancorp MHC of CA (33.3) (8)	10.42	10.00	0.29	2.72	2.57	0.32	3.01	3.54	40.59	1.67	38.84	105.43	10.98	110.31	35.14	0.44	5.96	NM
KFFB	KY Fst Fed Bp MHC of KY (39.8)	24.31	19.31	0.00	0.00	0.00	0.00	0.00	1.30	54.31	0.87	NM	129.67	31.52	174.00	NM	0.40	4.18	NM
KRNY	Kearny Fin Cp MHC of NJ (26.0)	21.40	18.43	0.28	1.28	1.04	0.31	1.42	NA	NA	0.84	NM	122.84	26.28	148.03	NM	0.20	2.31	NM
LSBX	LSB Corp of No. Andover MA(8) *	8.04	8.04	0.66	7.83	5.61	0.43	5.15	NA	NA	1.38	17.82	146.62	11.79	146.62	27.08	0.36	1.73	30.77
LSBI	LSB Fin. Corp. of Lafayette IN*	9.11	9.11	0.23	2.45	5.53	0.12	1.32	4.18	26.78	1.26	18.07	43.96	4.01	43.96	33.66	0.00	0.00	0.00
LPSB	LaPorte Bancrp MHC of IN(45.0)	11.42	9.52	0.67	5.59	8.51	0.49	4.10	1.50	66.21	1.49	11.75	64.56	7.37	79.12	16.02	0.00	0.00	0.00
LSBK	Lake Shore Bnp MHC of NY (40.2)	12.52	12.52	0.65	5.02	5.61	0.65	5.02	NA	NA	0.68	17.83	86.41	10.82	86.41	17.83	0.24	2.93	52.17
LEGC	Legacy Bancorp, Inc. of MA*	12.43	11.01	-0.85	-6.65	-11.40	-0.44	-3.43	2.50	39.57	1.44	NM	59.74	7.43	68.57	NM	0.20	2.45	NM
LABC	Louisiana Bancorp, Inc. of LA*	20.50	20.50	0.74	3.29	3.98	0.64	2.83	0.84	66.34	1.06	25.10	91.17	18.69	91.17	29.12	0.00	0.00	0.00
MSBF	MSB Fin Corp MHC of NJ (40.9)	11.06	11.06	0.12	1.03	1.16	0.15	1.28	NA	NA	NA	NM	89.96	9.95	89.96	NM	0.12	1.74	NM
MGYR	Magyar Bancorp MHC of NJ(44.7)	8.09	8.09	0.72	9.77	20.12	0.57	7.79	NA	NA	1.24	4.97	45.13	3.65	45.13	6.24	0.00	0.00	0.00
MLVF	Malvern Fed Bncp MHC PA(44.6)	9.84	9.84	-0.14	-1.41	-2.13	-0.17	-1.68	6.03	21.77	1.58	NM	66.90	6.58	66.90	NM	0.12	1.60	NM
MFLR	Mayflower Bancorp, Inc. of MA*	8.02	8.01	0.47	5.83	6.83	0.26	3.23	NA	NA	1.01	14.64	83.50	6.69	83.59	26.45	0.24	2.93	42.86
EBSB	Meridian Fn Serv MHC MA (41.8)	11.94	11.36	0.70	4.93	4.16	0.64	4.48	2.46	26.52	0.95	24.05	115.38	13.78	122.03	26.45	0.00	0.00	0.00
CASH	Meta Financial Group of IA*	7.26	7.00	1.02	17.08	8.99	0.82	13.81	NA	NA	1.36	11.12	146.42	10.63	152.41	13.76	0.52	1.57	17.45
MFSF	MutualFirst Fin. Inc. of IN*	7.12	6.78	0.10	1.07	2.85	0.15	1.60	2.31	48.85	1.57	35.05	47.72	3.40	50.25	23.37	0.24	3.42	NM
NASB	NASB Fin, Inc. of Grandview MO*	11.67	11.51	0.67	6.15	9.56	-1.24	-11.35	NA	NA	2.67	10.46	64.21	7.50	65.23	NM	0.00	0.00	0.00
NECB	NE Comm Bncrp MHC of NY (45.0)	20.85	20.56	-0.46	-2.19	-2.93	-0.46	-2.19	8.19	12.99	1.43	NM	75.46	15.73	76.78	NM	0.12	1.95	NM
NHTB	NH Thrift Bancshares of NH*	8.31	5.54	0.74	7.80	11.88	0.39	4.16	NA	NA	1.52	8.42	70.63	5.87	109.07	15.78	0.52	5.15	43.33
NVSL	Naug Vlly Fin MHC of CT (40.4) (8)	9.06	9.05	0.43	4.78	5.26	0.42	4.64	NA	NA	1.05	19.03	88.75	8.04	88.87	19.61	0.12	1.85	35.29
NFSB	Newport Bancorp. Inc. of RI*	11.20	11.20	0.27	2.40	2.85	0.30	2.62	0.30	259.65	1.00	35.09	86.08	9.64	86.08	32.24	0.00	0.00	0.00
FFFD	North Central Bancshares of IA*	8.52	8.52	0.33	3.09	7.20	0.27	2.55	3.55	56.02	2.48	13.88	53.58	4.56	53.58	16.78	0.04	0.26	3.64
NFBK	Northfield Bcp MHC of NY(43.6) (8)	18.10	17.50	0.73	3.75	3.09	0.68	3.53	2.88	30.08	2.47	32.32	119.72	21.67	124.74	34.34	0.20	1.82	58.82
NWBI	Northwest Bancshares Inc of PA*	16.11	14.25	0.55	4.03	3.60	0.69	5.10	1.87	49.45	1.36	27.79	89.26	14.38	103.13	22.00	0.40	3.79	NM
OBAF	OBA Financial Serv. Inc of MD*	21.12	21.12	-0.26	-1.79	-2.09	0.12	0.86	NA	NA	0.49	NM	63.69	13.45	63.69	NM	0.00	0.00	NM
OSHC	Ocean Shore Holding Co. of NJ*	12.50	12.50	0.68	6.05	6.64	0.68	6.05	NA	NA	0.61	15.07	78.33	9.79	78.33	15.07	0.24	2.24	33.80
OCFC	OceanFirst Fin. Corp of NJ*	8.78	8.78	0.75	8.53	7.30	0.69	7.89	NA	NA	1.02	13.69	107.15	9.40	107.15	14.79	0.48	4.33	59.26
OABC	OmniAmerican Bancorp Inc of TX*	17.78	17.78	0.12	0.90	0.98	-0.04	-0.33	NA	NA	1.16	NM	66.17	11.77	66.17	NM	0.00	0.00	0.00
ONFC	Oneida Financial Corp. of NY*	13.45	9.46	0.60	6.84	6.71	0.61	6.97	NA	NA	1.17	14.90	66.30	8.92	94.28	14.62	0.53	6.84	NM
ORIT	Oritani Financial Corp of NJ*	25.71	25.71	0.62	3.94	2.93	0.60	3.79	NA	NA	1.69	34.15	82.47	21.20	82.47	35.46	0.30	3.25	NM
PSBH	PSB Hldgs Inc MHC of CT (42.9)	8.94	7.56	-0.96	-11.25	-17.88	0.47	5.55	2.63	18.50	0.92	NM	58.55	5.23	70.27	11.34	0.00	0.00	NM
PVFC	PVF Capital Corp. of Solon OH*	9.60	9.60	-0.43	-6.38	-7.77	-0.98	-14.47	9.73	35.01	4.69	NM	57.96	5.57	57.96	NM	0.00	0.00	NM
PFED	Park Bancorp of Chicago IL*	10.15	10.15	-2.22	-20.44	NM	-2.21	-20.34	NA	NA	2.66	NM	23.44	2.38	23.44	NM	0.00	0.00	NM
PVSA	Parkvale Financial Corp of PA*	4.73	3.23	-0.96	-12.53	NM	-0.88	-11.58	NA	NA	1.83	NM	40.96	1.94	60.89	NM	0.20	3.10	NM
PBHC	Pathfinder BC MHC of NY (36.3)	6.25	5.34	0.49	6.62	12.33	0.42	5.64	NA	NA	1.28	8.ll	60.18	3.76	71.17	9.52	0.12	2.00	16.22
PEOP	Peoples Fed Bancshrs Inc of MA*	20.23	20.23	0.37	NM	2.72	0.29	NM	NA	NA	0.85	36.79	66.67	13.48	66.67	NM	0.00	0.00	0.00
PBCT	Peoples United Financial of CT*	24.66	18.03	0.38	1.54	1.74	0.40	1.61	NA	NA	1.13	NM	85.80	21.16	127.70	NM	0.62	4.91	NM
PROV	Provident Fin. Holdings of CA*	9.13	9.13	0.08	0.95	1.86	-0.67	-8.18	7.85	39.62	3.57	NM	48.04	4.39	48.04	NM	0.04	0.74	40.00
PBNY	Provident NY Bncrp, Inc. of NY*	14.48	9.44	0.68	4.74	6.57	0.54	3.73	1.11	94.66	1.82	15.23	71.29	10.32	115.79	19.32	0.24	3.03	46.15
PBIP	Prudential Bncp MHC PA (29.3)	10.49	10.49	0.62	5.80	5.08	0.68	6.34	NA	NA	0.99	19.69	111.90	11.74	111.90	18.00	0.20	3.17	62.50
PULB	Pulaski Fin Cp of St. Louis MO*	5.99	5.71	-0.09	-1.07	-1.92	-0.28	-3.48	4.78	40.43	2.14	NM	77.45	4.64	81.49	NM	0.38	6.08	NM
RIVR	River Valley Bancorp of IN*	6.86	6.84	0.70	9.51	12.11	0.60	8.15	NA	NA	0.87	8.26	83.47	5.72	83.71	9.65	0.84	5.62	46.41
RVSB	Riverview Bancorp, Inc. of WA*	9.93	7.15	-0.47	-4.60	-19.27	-0.45	-4.48	5.66	40.04	2.72	NM	24.46	2.43	35.04	NM	0.00	0.00	NM
RCKB	Rockville Fin MHC of CT (43.3)	10.13	10.07	0.73	7.34	5.34	0.69	6.86	1.08	75.89	0.94	18.74	132.75	13.45	133.68	20.05	0.24	2.10	39.34
ROMA	Roma Fin Corp MHC of NJ (26.9)	14.85	14.82	0.32	1.99	1.36	0.44	2.70	NA	NA	1.18	NM	145.95	21.68	146.36	NM	0.32	3.12	NM
ROME	Rome Bancorp, Inc. of Rome NY*	18.59	18.59	1.08	5.94	5.69	1.00	5.49	NA	NA	0.89	17.57	102.99	19.14	102.99	19.00	0.36	3.87	67.92
SIFI	SI Fin Gp Inc MHC of CT (38.2)	9.12	8.70	0.25	2.86	2.86	0.23	2.56	0.97	56.81	0.80	34.95	96.37	8.79	101.53	39.06	0.12	1.81	63.16
SVBI	Severn Bancorp, Inc. of MD*	7.88	7.86	-0.88	-8.01	-21.45	-0.90	-8.19	12.02	28.26	4.04	NM	51.08	4.03	51.28	NM	0.00	0.00	NM

RP FINANCIAL, LC.
Financial Services Industry Consultants 1100 North Glebe Road, Suite 1100 Arlington, Virginia 22201 (703) 528-1700

Exhibit 1 (continued)
Weekly Thrift Market Line - Part Two
Prices As Of August 30, 2010

		Key Financial Ratios							Asset Quality Ratios			Pricing Ratios					Dividend Data (6)
			Tang.												Price/	Price/	Ind.	Divi-
		Equity/	Equity/	Reported Earnings			Core Earnings		NPAs	Resvs/	Resvs/	Price/	Price/	Price/	Tang.	Core	Div./	dend	Payout
Financial Institution		Assets	Assets	ROA (5)	ROE (5)	ROI (5)	ROA (5)	ROE (5)	Assets	NPAs	Loans	Earning	Book	Assets	Book	Earnings	Share	Yield	Ratio (7)
		(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(%)	(x)	(%)	(%)	(%)	(x)	($)	(%)	(%)

NASDAQ Listed OTC Companies (continued)
SUPR	Superior Bancorp of AL (8)*	4.12	3.70	-2.23	-35.71	NM	-2.44	-39.10	12.91	18.32	3.13	NM	10.53	0.43	11.78	NM	0.00	0.00	NM
THRD	TF Fin. Corp. of Newtown PA*	10.17	9.60	0.55	5.50	6.65	0.48	4.75	NA	NA	1.28	15.04	80.96	8.24	86.30	17.41	0.80	3.62	54.42
TFSL	TFS Fin Corp MHC of OH (26.3)	16.09	16.02	0.09	0.53	0.33	-0.11	-0.70	3.48	31.13	1.32	NM	157.27	25.31	158.10	NM	0.00	0.00	0.00
TBNK	Territorial Bancorp, Inc of HI*	15.41	15.41	0.59	4.29	4.09	0.78	5.66	0.25	48.36	0.28	24.46	92.59	14.27	92.59	18.55	0.28	1.66	40.58
TSBK	Timberland Bancorp, Inc. of WA*	9.55	8.77	-0.45	-3.65	-11.54	-0.27	-2.19	6.49	22.92	2.00	NM	39.27	3.75	43.14	NM	0.00	0.00	NM
TRST	TrustCo Bank Corp NY of NY*	6.67	6.65	0.83	12.46	7.50	0.77	11.53	1.44	70.98	1.68	13.33	160.54	10.70	161.03	14.41	0.26	4.88	65.00
UCBA	United Comm Bncp MHC IN (40.7)	12.66	12.66	0.19	1.41	1.42	0.17	1.27	NA	NA	NA	NM	99.16	12.55	99.16	NM	0.44	6.24	NM
UCFC	United Community Fin. of OH*	9.19	9.17	-1.14	-12.17	NM	-1.40	-14.94	9.31	18.91	2.22	NM	17.44	1.60	17.47	NM	0.00	0.00	NM
UBNK	United Financial Bncrp of MA*	14.44	13.98	0.55	3.56	3.56	0.68	4.38	1.20	52.43	0.89	28.13	98.97	14.29	102.82	22.88	0.32	2.37	66.67
UWBK	United Western Bncp, Inc of CO*	5.28	5.28	-3.75	NM	NM	-2.45	-41.32	NA	NA	3.13	NM	11.28	0.60	11.28	NM	0.00	0.00	NM
VPFG	ViewPoint Financia1 Group of TX*	14.20	14.16	0.17	1.55	1.45	0.46	4.18	0.85	60.85	0.88	NM	83.18	11.81	83.41	25.57	0.16	1.79	NM
WSB	WSB Holdings, Inc. of Bowie MD*	12.50	12.50	-1.44	-11.83	NM	-1.56	-12.87	NA	NA	3.71	NM	34.80	4.35	34.80	NM	0.00	0.00	NM
WSFS	WSFS Financial Corp. of DE*	6.93	6.60	0.03	0.38	0.43	0.09	1.14	2.30	71.35	2.47	NM	99.81	6.91	105.17	NM	0.48	1.30	NM
WVFC	WVS Financial Corp. of PA*	7.72	7.72	0.23	2.96	4.27	0.27	3.50	NA	NA	NA	23.41	72.79	5.62	72.79	19.81	0.64	6.21	NM
WFSL	Washington Federal, Inc. of WA*	13.16	11.52	0.83	6.38	6.69	1.17	8.96	NA	NA	1.86	14.95	87.00	11.45	101.30	10.64	0.20	1.42	21.28
WSBF	Waterstone Fin MHC of WI (26.2)	9.22	9.22	-0.46	-5.10	-7.39	-0.96	-10.56	10.27	17.79	2.37	NM	68.29	6.30	68.29	NM	0.00	0.00	NM
WAYN	Wayne Savings Bancshares of OH*	9.32	8.86	0.58	6.40	9.75	0.53	5.82	NA	NA	1.22	10.26	63.29	5.90	66.95	11.27	0.24	3.00	30.77
WFD	Westfield Fin. Inc. of MA*	19.39	19.39	0.34	1.64	1.85	0.31	1.52	NA	NA	1.64	NM	92.55	17.95	92.55	NM	0.24	3.17	NM

Core Earnings Analysis

RP® Financial, LC.

Exhibit 2
Core Earnings Analysis
Comparable Institution Analysis
For the 12 Months Ended June 30, 2010

					Less:	Estimated
		Net Income	Less: Net	Tax Effect	Extraordinary	Core Income		Estimated
Comparable Group		to Common	Gains(Loss)	@ 34%	Items	to Common	Shares	Core EPS
		($000)	($000)	($000)	($000)	($000)	(000)	($)

BKMU	Bank Mutual Corp. of WI	$5,555	$(19,322)	$6,569	$0	$(7,198)	45,710	$(0.16)
BRKL	Brookline Bancorp, Inc. of MA	$25,210	$(2,407)	$818	$0	$23,621	59,038	$0.40
DNBK	Danvers Bancorp, Inc. of MA	$12,985	$(1,653)	$562	$0	$11,894	21,375	$0.56
DCOM	Dime Community Bancshares of NY	$35,897	$1,591	$(541)	$0	$36,947	34,548	$1.07
FFCH	First Financial Holdings Inc. of SC	$(40,683)	$4,086	$(1,389)	$0	$(37,986)	16,527	$(2.30)
FFIC	Flushing Financial Corp. of NY	$27,207	$4,106	$(1,396)	$0	$29,917	31,238	$0.96
PBNY	Provident NY Bancorp, Inc. of NY	$20,165	$(6,825)	$2,321	$0	$15,661	38,628	$0.41
TRST	TrustCo Bank Corp. NY of NY	$30,450	$(3,319)	$1,128	$0	$28,259	76,873	$0.37
WFSL	Washington Federal, Inc. of WA (1)	$102,127	$69,617	$(23,670)	$0	$148,074	112,474	$1.32

(1) Financial information is for the quarter ending March 31, 2010.

Source:	SNL Financial, LC. and RP® Financial, LC. calculations. The information provided in this table has been obtained from sources we believe are reliable, but we cannot guarantee the accuracy or completeness of such information.

Copyright (c) 2010 by RP® Financial, LC.

Pro Forma Analysis Sheet

EXHIBIT 3
PRO FORMA ANALYSIS SHEET
Capitol Federal Financial
Prices as of August 30, 2010

			Subject		Peer Group				All Public Thrifts
Valuation Midpoint Pricing Multiples		Symbol	at Midpoint		Average		Median		Average		Median
Price-earnings multiple	=	P/E	25.96	x	16.23	x	14.94	x	18.42	x	15.07	x
Price-core earnings multiple	=	P/CE	27.67	x	16.68	x	14.41	x	17.62	x	15.78	x
Price-book ratio	=	P/B	90.25%		97.65%		89.55%		69.54%		67.94%
Price-tangible book ratio	=	P/TB	90.25%		112.92%		115.79%		77.31%		72.79%
Price-assets ratio	=	P/A	20.17%		10.54%		10.32%		8.07%		6.80%

Valuation Parameters					Adjusted

Pre-Conversion Earnings (Y)	$69,231,000	(12 Mths 06/10)		ESOP Stock (% of Offering + Foundation) (E)	4.00%
Pre-Conversion Core Earnings (YC)	$64,549,000	(12 Mths 06/10)	(2)	Cost of ESOP Borrowings (S)	0.00%
Pre-Conversion Book Value (B)	$960,289,000	(2)		ESOP Amortization (T)	30.00	Years
Pre-Conv. Tang. Book Value (B)	$960,289,000	(2)		Stock Program (% of Offering + Foundation (M)	2.00%
Pre-Conversion Assets (A)	$8,543,357,000	(2)		Stock Programs Vesting (N)	5.00	Years
Reinvestment Rate (R)	1.79%			Fixed Expenses	$6,215,000
Tax rate (TAX)	38.32%			Variable Expenses (Blended Commission %)	3.72%
After Tax Reinvest. Rate (R)	1.10%			Percentage Sold (PCT)	70.5394%
Est. Conversion Expenses (1)(X)	4.17%			MHC Assets	$289,000
Insider Purchases	$1,645,000			Options as (% of Offering + Foundation) (O1)	5.00%
Price/Share	$10.00			Estimated Option Value (O2)	16.80%
Foundation Cash Contribution (FC)	$40,000,000			Option Vesting Period (O3)	5.00	Years
Foundation Stock Contribution (FS)	$-			% of Options taxable (O4)	25.00%
Foundation Tax Benefit (FT)	$15,328,000

Calculation of Pro Forma Value After Conversion

1. V=	P/E * (Y - FC * R)	V=	$1,970,529,000
	1 - P/E * PCT * ((1-X-E-M-FS)*R - (1-TAX)*(E/T) - (1-TAX)*(M/N)-(1-TAX*O4)*(O1*O2/O3)))

2. V=	P/Core E * (YC)	V=	$1,970,529,000
	1 - P/Core E * PCT * ((1-X-E-M-FS)*R - (1-TAX)*(E/T) - (1-TAX)*(M/N)-(1-TAX*O4)*(O1*O2/O3)))

3. V=	P/B * (B-FC+FT)	V=	$1,970,529,000
	1 - P/B * PCT * (1-X-E-M)

4. V=	P/TB * (B-FC+FT)	V=	$1,970,529,000
	1 - P/TB * PCT * (1-X-E-M)

5. V=	P/A * (A-FC+FT)	V=	$1,970,529,000
	1 - P/A * PCT * (1-X-E-M)

Shares		2nd Step	Full	Plus:	Total Market
	2nd Step	Exchange	Conversion	Foundation	Capitalization	Exchange
Conclusion	Offering Shares	Shares	Shares	Shares	Shares	Ratio
Maximum	159,850,000	66,760,835	226,610,835	0	226,610,835	3.0627
Midpoint	139,000,000	58,052,900	197,052,900	0	197,052,900	2.6632
Minimum	118,150,000	49,344,965	167,494,965	0	167,494,965	2.2637

Market Value
		2nd Step	Full		Total Market
	2nd Step	Exchange	Conversion	Foundation	Capitalization
Conclusion	Offering Value	Shares Value	$ Value	$ Value	$ Value
Maximum	$1,598,500,000	$667,608,350	$2,266,108,350	0	$2,266,108,350
Midpoint	$1,390,000,000	$580,529,000	$1,970,529,000	0	$1,970,529,000
Minimum	$1,181,500,000	$493,449,650	$1,674,949,650	0	$1,674,949,650

(1) Estimated offering expenses at midpoint of the offering.
(2) Adjusted to reflect consolidation of $289,000 of MHC net assets.

Pro Forma Effect of Conversion Proceeds

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Capitol Federal Financial
At the Minimum of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$1,674,949,650
	Exchange Ratio	2.26372

	2nd Step Offering Proceeds	$1,181,500,000
	Less: Estimated Offering Expenses	50,154,463
	2nd Step Net Conversion Proceeds (Including Foundation)	$1,131,345,538

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$1,131,345,538
	Less: Cash Contribution to Foundation	(40,000,000)
	Less: ESOP Stock Purchases (1)	(47,260,000)
	Less: RRP Stock Purchases (2)	(23,630,000)
	Net Cash Proceeds	$1,020,455,538
	Estimated after-tax net incremental rate of return	1.10%
	Earnings Increase	$11,266,564
	Less: Consolidated interest cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	(971,666)
	Less: RRP Vesting (3)	(2,914,997)
	Less: Option Plan Vesting (4)	(1,794,765)
	Net Earnings Increase	$5,585,137

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2010 (reported)		$69,231,000	$5,585,137	$74,816,137
	12 Months ended June 30, 2010 (core)		$64,549,000	$5,585,137	$70,134,137

		Before	Net Cash	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion(5)	Proceeds	and Other	Conversion

	June 30, 2010	$960,289,000	$1,020,455,538	$15,328,000	$1,996,072,538
	June 30, 2010 (Tangible)	$960,289,000	$1,020,455,538	$15,328,000	$1,996,072,538

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Assets	Conversion(5)	Proceeds	and Other	Conversion

	June 30, 2010	$8,543,357,000	$1,020,455,538	$15,328,000	$9,579,140,538

(1)	Includes ESOP purchases of 4% of the second step offering.
(2)	Includes RRP purchases of 2% of the second step offering.
(3)	ESOP amortized over 30 years, RRP amortized over 5 years, tax effected at:	38.32%
(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.
(5)	Adjusted to include consolidated MHC assets.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Capitol Federal Financial
At the Midpoint of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$1,970,529,000
	Exchange Ratio	2.66320

	2nd Step Offering Proceeds	$1,390,000,000
	Less: Estimated Offering Expenses	57,910,663
	2nd Step Net Conversion Proceeds (Including Foundation)	$1,332,089,338

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$1,332,089,338
	Less: Cash Contribution to Foundation	(40,000,000)
	Less: ESOP Stock Purchases (1)	(55,600,000)
	Less: RRP Stock Purchases (2)	(27,800,000)
	Net Cash Proceeds	$1,208,689,338
	Estimated after-tax net incremental rate of return	1.10%
	Earnings Increase	$13,344,801
	Less: Consolidated interest cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	(1,143,136)
	Less: RRP Vesting (3)	(3,429,408)
	Less: Option Plan Vesting (4)	(2,111,488)
	Net Earnings Increase	$6,660,769

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2010 (reported)		$69,231,000	$6,660,769	$75,891,769
	12 Months ended June 30, 2010 (core)		$64,549,000	$6,660,769	$71,209,769

		Before	Net Cash	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion (5)	Proceeds	of Foundation	Conversion

	June 30, 2010	$960,289,000	$1,208,689,338	$15,328,000	$2,184,306,338
	June 30, 2010 (Tangible)	$960,289,000	$1,208,689,338	$15,328,000	$2,184,306,338

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Assets	Conversion (5)	Proceeds	of Foundation	Conversion

	June 30, 2010	$8,543,357,000	$1,208,689,338	$15,328,000	$9,767,374,338

(1)	Includes ESOP purchases of 4% of the second step offering.
(2)	Includes RRP purchases of 2% of the second step offering.
(3)	ESOP amortized over 30 years, RRP amortized over 5 years, tax effected at:	38.32%
(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.
(5)	Adjusted to include consolidated MHC assets.

Exhibit 4
PRO FORMA EFFECT OF CONVERSION PROCEEDS
Capitol Federal Financial
At the Maximum of the Range

1.	Fully Converted Value and Exchange Ratio
	Fully Converted Value	$2,266,108,350
	Exchange Ratio	3.06268

	2nd Step Offering Proceeds	$1,598,500,000
	Less: Estimated Offering Expenses	65,666,863
	2nd Step Net Conversion Proceeds (Including Foundation)	$1,532,833,138

2.	Estimated Additional Income from Conversion Proceeds

	Net Conversion Proceeds	$1,532,833,138
	Less: Cash Contribution to Foundation	(40,000,000)
	Less: ESOP Stock Purchases (1)	(63,940,000)
	Less: RRP Stock Purchases (2)	(31,970,000)
	Net Cash Proceeds	$1,396,923,138
	Estimated after-tax net incremental rate of return	1.10%
	Earnings Increase	$15,423,037
	Less: Consolidated interest cost of ESOP borrowings	0
	Less: Amortization of ESOP borrowings(3)	(1,314,606)
	Less: RRP Vesting (3)	(3,943,819)
	Less: Option Plan Vesting (4)	(2,428,211)
	Net Earnings Increase	$7,736,401

				Net
			Before	Earnings	After
3.	Pro Forma Earnings		Conversion	Increase	Conversion

	12 Months ended June 30, 2010 (reported)		$69,231,000	$7,736,401	$76,967,401
	12 Months ended June 30, 2010 (core)		$64,549,000	$7,736,401	$72,285,401

		Before	Net Cash	Tax Benefit	After
4.	Pro Forma Net Worth	Conversion (5)	Proceeds	of Foundation	Conversion

	June 30, 2010	$960,289,000	$1,396,923,138	$15,328,000	$2,372,540,138
	June 30, 2010 (Tangible)	$960,289,000	$1,396,923,138	$15,328,000	$2,372,540,138

		Before	Net Cash	Tax Benefit	After
5.	Pro Forma Assets	Conversion (5)	Proceeds	of Foundation	Conversion

	June 30, 2010	$8,543,357,000	$1,396,923,138	$15,328,000	$9,955,608,138

(1)	Includes ESOP purchases of 4% of the second step offering.
(2)	Includes RRP purchases of 2% of the second step offering.
(3)	ESOP amortized over 30 years, RRP amortized over 5 years, tax effected at:	38.32%
(4)	Option valuation based on Black-Scholes model, 5 year vesting, and assuming 25% taxable.
(5)	Adjusted to include consolidated MHC assets.

Firm Qualifications Statement

RP® FINANCIAL, LC.
Serving the Financial Services Industry Since 1988

FIRM QUALIFICATION STATEMENT

RP® Financial (“RP®) provides financial and management consulting, merger advisory and valuation services to the financial services industry nationwide.  We offer a broad array of services, high quality and prompt service, hands-on involvement by principals and senior staff, careful structuring of strategic initiatives and sophisticated valuation and other analyses consistent with industry practices and regulatory requirements.  Our staff maintains extensive background in financial and management consulting, valuation and investment banking.  Our clients include commercial banks, thrifts, credit unions, mortgage companies and other financial services companies.

STRATEGIC PLANNING SERVICES

RP®’s strategic planning services are designed to provide effective feasible plans with quantifiable results.  We analyze strategic options to enhance shareholder value, achieve regulatory approval or realize other objectives.  Such services involve conducting situation analyses; establishing mission/vision statements, strategic goals and objectives; and identifying strategies to enhance franchise and/or market value, capital management, earnings enhancement, operational matters and organizational issues.  Strategic recommendations typically focus on:  capital formation and management, asset/liability targets, profitability, return on equity and stock pricing.  Our proprietary financial simulation models provide the basis for evaluating the impact of various strategies and assessing their feasibility and compatibility with regulations.

MERGER ADVISORY SERVICES

RP®’s merger advisory services include targeting potential buyers and sellers, assessing acquisition merit, conducting due diligence, negotiating and structuring merger transactions, preparing merger business plans and financial simulations, rendering fairness opinions, preparing mark-to-market analyses and supporting the implementation of post-acquisition strategies.  RP® is also expert in de novo charters, shelf charters and negotiating acquisitions of troubled institutions.  Through financial simulations, comprehensive data bases, valuation proficiency and regulatory familiarity, RP®’s merger advisory services center on enhancing shareholder returns.

VALUATION SERVICES

RP®’s extensive valuation practice includes bank and thrift mergers, thrift mutual-to-stock conversions, goodwill impairment, insurance company demutualizations, ESOPs, subsidiary companies, purchase accounting and other purposes.  We are highly experienced in performing appraisals which conform to regulatory guidelines and appraisal standards.  RP® is the nation’s leading valuation firm for thrift mutual-to-stock conversions, with appraised values ranging up to $4 billion.

OTHER CONSULTING SERVICES

RP® offers other consulting services including evaluating the impact of regulatory changes (TARP, etc.), branching and diversification strategies, feasibility studies and special research.  We assist banks/thrifts in preparing CRA plans and evaluating wealth management activities on a de novo or merger basis.  Our other consulting services are aided by proprietary valuation and financial simulation models.

KEY PERSONNEL (Years of Relevant Experience & Contact Information)

Ronald S. Riggins, Managing Director (29)	(703) 647-6543	rriggins@rpfinancial.com
William E. Pommerening, Managing Director (25)	(703) 647-6546	wpommerening@rpfinancial.com
Gregory E. Dunn, Director (26)	(703) 647-6548	gdunn@rpfinancial.com
James P. Hennessey, Director (23)	(703) 647-6544	jhennessey@rpfinancial.com
James J. Oren, Director (22)	(703) 647-6549	joren@rpfinancial.com
Timothy M. Biddle, Senior Vice President (19)	(703) 647-6552	tbiddle@rpfinancial.com
Janice Hollar, Senior Vice President (24)	(703) 647-6554	jhollar@rpfinancial.com

Washington Headquarters
Three Ballston Plaza	Telephone: (703) 528-1700
1100 North Glebe Road, Suite 1100	Fax No.: (703) 528-1788
Arlington, VA 22201	Toll-Free No.: (866) 723-0594
www.rpfinancial.com	E-Mail: mail@rpfinancial.com